                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         GENERAL INSTRUMENT CORPORATION
                     (FORMERLY, "NEXTLEVEL SYSTEMS, INC.")

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                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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
                                     [LOGO]

                                                                   April 7, 1998

Dear Stockholder:

    You are cordially invited to attend the first Annual Meeting of Stockholders (the "Meeting") of General Instrument Corporation, a Delaware corporation (the "Company"), to be held on Wednesday, May 27, 1998 at 9:30 a.m., local time, at the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania.

    This is an exciting time for the Company. At the Meeting, we will review the Company's recent activities, as well as the outlook for 1998. The Notice of the Meeting and the Proxy Statement appear on the following pages and describe in detail the matters to be acted upon at the Meeting.

    It is important that your shares be represented at the Meeting, whether or not you are able to attend personally. You are therefore urged to complete, sign, date and return the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States.

    You are, of course, welcome to attend the Meeting and vote in person, even if you have previously returned your proxy card.

                                          Sincerely,

                                          /s/ EDWARD D. BREEN

                                          Edward D. Breen
                                          Chairman of the Board and
                                          Chief Executive Officer

                         GENERAL INSTRUMENT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The Annual Meeting of Stockholders (the "Meeting") of General Instrument Corporation (the "Company") will be held on Wednesday, May 27, 1998, at 9:30 a.m. local time, at the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania.

    The Meeting will be conducted:

    1. To consider and to act upon the following proposals, which are described in the accompanying Proxy Statement:

    PROPOSAL ONE: To elect two Class I directors for terms ending at the 2001 Annual Meeting of Stockholders;

    PROPOSAL TWO: To approve the Company's Amended and Restated 1997 Long-Term Incentive Plan;

    PROPOSAL THREE: To approve the Company's Annual Incentive Plan; and

    PROPOSAL FOUR: To ratify the appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 1998 fiscal year.

    2. To transact such other business as may properly come before the Meeting.

    Stockholders of record at the close of business on March 30, 1998 will be entitled to notice of and to vote at the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ ROBERT A. SCOTT

                                          ROBERT A. SCOTT
                                          SECRETARY

April 7, 1998

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE MEETING.

                         GENERAL INSTRUMENT CORPORATION
                    101 TOURNAMENT DRIVE, HORSHAM, PA 19044

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement (the "Proxy Statement") is being furnished to the stockholders of General Instrument Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on Wednesday, May 27, 1998 at 9:30 a.m., local time, at the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania, and at any adjournment or postponement thereof.

    At the Meeting, stockholders will be asked to consider and vote upon the following proposals: PROPOSAL ONE: To elect two Class I Directors for terms ending at the 2001 Annual Meeting of Stockholders; PROPOSAL TWO: To approve the Company's Amended and Restated 1997 Long-Term Incentive Plan (the "Long-Term Incentive Plan"); PROPOSAL THREE: To approve the Company's Annual Incentive Plan (the "Annual Incentive Plan"); and PROPOSAL FOUR: To ratify the appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 1998 fiscal year (collectively, the "Proposals").

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF EACH OF THE PROPOSALS.

    The Board of Directors of the Company has fixed the close of business on March 30, 1998 (the "Meeting Record Date") as the record date for determining the holders of outstanding shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock"), entitled to receive notice of, and to vote at, the Meeting. On that date, there were 150,287,245 shares of Common Stock issued and outstanding and entitled to vote at the Meeting. Each stockholder of record as of the Meeting Record Date is entitled to one vote for each share of Common Stock held. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are first being mailed to each stockholder entitled to vote at the Meeting on or about April 7, 1998.

    On July 25, 1997, the Company was spun-off (the "Spin-off") from its former parent company, General Instrument Corporation (the "Distributing Company"), under the name "NextLevel Systems, Inc.," through a distribution of the Company's shares to the then stockholders of the Distributing Company. Upon the Spin-off, the Distributing Company changed its corporate name to "General Semiconductor, Inc." Effective February 2, 1998, the Company changed its corporate name to General Instrument Corporation.

                          VOTING AND REVOCATION RIGHTS

    Only holders of record of shares of Common Stock as of the close of business on the Meeting Record Date will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting and to permit action to be taken by the stockholders at the Meeting.

    The affirmative vote of a plurality of shares of Common Stock entitled to vote thereon, present in person or represented by proxy, at the Meeting is required to elect the directors nominated pursuant to Proposal One. The affirmative vote of a majority of the votes cast on each of Proposals Two and Three is required to approve such proposals, provided that the total votes cast on each such proposal represents a majority of the shares entitled to vote on such proposals. The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon, present in person or represented by proxy, is required to approve Proposal Four.

    For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. For purposes of determining whether the affirmative vote of a majority of the shares entitled to vote on a proposal and present at the Meeting has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote "against" the matter (except for the election of directors) and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the requisite vote.

    All shares of Common Stock that are represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for a particular proposal on a proxy, such proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein with respect to such proposal(s).

    In the event that a quorum is not present at the time the Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, will have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting. If the Company proposes to adjourn the Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such adjournment.

    Any stockholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice to the Secretary of the Company, by executing a later-day proxy, or by attending the Meeting in person and giving oral advice to the Secretary of the Company.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

    The Company's Board of Directors consists of three classes with members of each class holding office for staggered three-year terms and until their successors are duly elected and qualified. There are currently: two Class I Directors, whose terms expire at the Meeting; three Class II Directors, whose terms expire at the 1999 Annual Meeting of Stockholders; and two Class III Directors, whose terms expire at the 2000 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

    If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board of Directors has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. Each of the following nominees is presently serving as a director of the Company. Information concerning the nominees for Directors is set forth below.

NOMINEES FOR TERMS ENDING AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS

    EDWARD D. BREEN, age 42. Mr. Breen became Chairman of the Board and Chief Executive Officer of the Company in December 1997, after having served as Acting Chief Executive Officer and President since October 1997. He was President of the Distributing Company's Broadband Networks Group from February 1996 and Vice President of the Distributing Company from November 1994 until July 1997. He continued in such positions for the Company through October 1997. He was Executive Vice President, Terrestrial Systems of the Distributing Company, from October 1994 to January 1996 and Senior Vice President of Sales of the Distributing Company from June 1988 to October 1994. He is a director of CommScope, Inc. ("CommScope").

    ALEX J. MANDL, age 54. Mr. Mandl has served as a director of the Company since the Spin-off and was a director of the Distributing Company from December 1996 until July 1997. He is Chairman and Chief Executive Officer of Teligent, Inc. ("Teligent"). He was Chairman and Chief Executive Officer of Associated Communications, LLC ("Associated Communications"), the predecessor of Teligent from September 1996 until June 1997. Mr. Mandl served with AT&T Corporation ("AT&T"), as President and Chief Operating Officer from January 1996 to August 1996; from 1993-1995, as Executive Vice President of AT&T and Chief Executive Officer of AT&T Communications Services Group; and from 1991-1993, as Chief Financial Officer and Group Executive of AT&T. He is a director of Warner-Lambert Company, Carnegie Hall and WETA-TV-FM Washington.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR PROPOSAL ONE TO ELECT EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY. PROXIES WILL BE VOTED FOR EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                           MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS OF THE COMPANY

    The following table sets forth names, in alphabetical order, and information as to the persons who currently serve as directors of the Company, each of whom (unless otherwise noted) has served since the Spin-off. Mr. Roel Pieper, a Class I Director since the Spin-off, resigned effective March 23, 1998.

NAME, AGE AND CURRENT              TERM
PRINCIPAL OCCUPATION              EXPIRES                                  INFORMATION
------------------------------  -----------  ------------------------------------------------------------------------

Edward D. Breen, 42                   1998   Edward D. Breen became Chairman of the Board and Chief Executive Officer
  Chairman of the Board and                  of the Company in December 1997, after having served as Acting Chief
  Chief Executive Officer of                 Executive Officer and President since October 1997. He was President of
  the Company                                the Distributing Company's Broadband Networks Group from February 1996 and Vice President of the Distributing Company from November 1994 until
                                             July 1997. He continued in such positions for the Company through
                                             October 1997. He was Executive Vice President, Terrestrial Systems of
                                             the Distributing Company from October 1994 to January 1996 and Senior
                                             Vice President of Sales of the Distributing Company from June 1988 to
                                             October 1994. He is a director of CommScope.

John Seely Brown, 57                  1999   John Seely Brown was a director of the Distributing Company from July
  Chief Scientist and                        1993 to July 1997. He has been Chief Scientist of Xerox Corporation
  Corporate Vice President,                  ("Xerox") since 1992 and Corporate Vice President of Xerox since 1990.
  Xerox Corporation                          He is also the director of the Xerox Palo Alto Research Center. He is a
                                             Fellow of the American Association for Artificial Intelligence and a
                                             member of the National Academy of Education. He is a director of
                                             Corning, Inc. and Varian Associates, Inc.

Frank M. Drendel, 53                  1999   Frank M. Drendel was a director of the Distributing Company from March
  Chairman and Chief Executive               1992 until July 1997 and was a director of General Instrument
  Officer, CommScope, Inc.                   Corporation of Delaware, Inc. ("GI Delaware"), a subsidiary of the
                                             Distributing Company, and its predecessors from 1987 to March 1992. He has served as Chairman and Chief Executive Officer of CommScope since
                                             July 1997, Chairman and President of CommScope, Inc. of North Carolina
                                             ("CommScope NC") from 1986 to July 1997, and Chief Executive Officer of
                                             CommScope NC since 1976.

Lynn Forester, 43                     1999   Lynn Forester was a director of the Distributing Company from February
  President and Chief                        1995 until July 1997. She has been President and Chief Executive Officer
  Executive Officer, FirstMark               of FirstMark Holdings, Inc. since 1984. From 1989 to December 1994, she
  Holdings, Inc.                             was Chairman and Chief Executive Officer of TPI Communications
                                             International, Inc., a radio common carrier and paging company. She is a director of Gulfstream Aerospace Corporation and Vice Chairman of the
                                             Corporate Commission on Educational Technology.

NAME, AGE AND CURRENT              TERM
PRINCIPAL OCCUPATION              EXPIRES                                  INFORMATION
------------------------------  -----------  ------------------------------------------------------------------------
Theodore J. Forstmann, 58             2000   Theodore J. Forstmann was a director of GI Delaware from August 1990 to
  General Partner, Forstmann                 March 1992, and was a director of the Distributing Company from March
  Little & Co.                               1992 until July 1997. He has been a General Partner of FLC Partnership,
                                             L.P., the General Partner of Forstmann Little & Co. ("Forstmann
                                             Little"), since he co-founded Forstmann Little in 1978. He is Chairman of the Board of Gulfstream Aerospace Corporation.

Alex J. Mandl, 54                     1998   Alex J. Mandl was a director of the Distributing Company from December
  Chairman and Chief Executive               1996 until July 1997. Mr. Mandl is Chairman and Chief Executive Officer
  Officer, Teligent, Inc.                    of Teligent. He was Chairman and Chief Executive Officer of Associated
                                             Communications, the predecessor of Teligent, from September 1996 until
                                             June 1997; Mr. Mandl served with AT&T, as President and Chief Operating
                                             Officer from January 1996 to August 1996; from 1993-1995, as Executive
                                             Vice President of AT&T and Chief Executive Officer of AT&T
                                             Communications Services Group; and from 1991-1993, as Chief Financial
                                             Officer and Group Executive of AT&T. He is a director of Warner-Lambert
                                             Company, Carnegie Hall and WETA-TV-FM Washington.

J. Tracy O'Rourke, 63                 2000   J. Tracy O'Rourke was a director of GI Delaware from September 1990 to
  Chairman and Chief Executive               March 1992, and was a director of the Distributing Company from March
  Officer, Varian Associates,                1992 until July 1997. He has been Chairman and Chief Executive Officer
  Inc.                                       of Varian Associates, Inc., a manufacturer of health care systems, semiconductor manufacturing equipment and analytical instruments, since
                                             1990. He is a director of National Semiconductor Corp.

COMPENSATION OF DIRECTORS

    Employee directors (and non-employee directors who are general partners in partnerships affiliated with Forstmann Little) do not receive additional compensation for serving on the Company's Board of Directors. Non-employee directors receive an annual retainer of $25,000, and committee chairmen receive an additional $5,000 annual retainer. The non-employee directors' remuneration is paid annually, unless payment is deferred. In addition, each non-employee director, upon initial election to the Company's Board of Directors, receives 1,000 shares of Common Stock that vest immediately and is granted an option under the Long-Term Incentive Plan to purchase 20,000 shares of Common Stock at an exercise price per share equal to the Fair Market Value (as defined in the Long-Term Incentive Plan) on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the grant date. If a non-employee director remains in office, a similar option is granted every three years.

COMMITTEES OF THE BOARD OF DIRECTORS--BOARD MEETINGS

    The Board of Directors of the Company held four meetings in 1997 following the Spin-off. Each incumbent director attended 75% or more of the aggregate of
(i) meetings of the Board of Directors held during the period for which he or she served as a director and (ii) meetings of all committees held during the period for which he or she served on those committees, other than J. Tracy O'Rourke and Roel Pieper. Average attendance at all such meetings of the Board of Directors and committees was approximately 81%.

    The Company has Audit, Compensation and Executive Committees of the Board of Directors. Members of the Audit and Compensation Committees are not employees of the Company.

    AUDIT COMMITTEE. The Audit Committee's principal functions are to review the scope of the annual audit of the Company by its independent auditors, review the annual financial statements of the Company and the related audit report of the independent auditors, recommend the selection of independent auditors each year and review any non-audit fees paid to the independent auditors. The members of the Audit Committee are the following non-employee directors: John Seely Brown and Alex J. Mandl. The Audit Committee held one meeting in 1997.

    COMPENSATION COMMITTEE. The Compensation Committee administers the stock option and incentive plans of the Company, and in this capacity it makes or recommends option grants or awards under these plans. In addition, the Compensation Committee makes recommendations to the Company's Board of Directors with respect to the compensation of the Chief Executive Officer and determines the compensation of the other senior executives. The Compensation Committee also recommends the establishment of policies dealing with various compensation and employee benefit plans for the Company. The members of the Compensation Committee are the following non-employee directors: Lynn Forester and J. Tracy O'Rourke. The Compensation Committee did not meet in 1997.

    EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers and authority of the Company's Board of Directors that may be lawfully delegated to it under Delaware law. It meets between regularly scheduled meetings of the Company's Board of Directors to take such action as is necessary for the efficient operation of the Company. The members of the Executive Committee are: Edward D. Breen, Theodore J. Forstmann, J. Tracy O'Rourke and Frank M. Drendel. The Executive Committee did not meet in 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    An affiliate of Forstmann Little provides aircraft maintenance services to the Company and charged the Company $2.0 million for services in 1997. The Company believes that the terms of these transactions were no less favorable to the Company than the terms which could be obtained from an unrelated third party.

CERTAIN LEGAL PROCEEDINGS

    A securities class action is presently pending in the United States District Court for the Northern District of Illinois, Eastern Division, IN RE GENERAL INSTRUMENT CORPORATION SECURITIES LITIGATION. This action, which consolidates numerous class action complaints filed in various courts between October 10 and October 27, 1995, is brought by plaintiffs, on their own behalf and as representatives of a class of purchasers of the Distributing Company's common stock during the period March 21, 1995 through October 18, 1995. The complaint alleges that the Distributing Company and certain of its officers and directors, as well as Forstmann Little and certain related entities, violated the federal securities laws, namely, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the Spin-off, by allegedly making false and misleading statements and failing to disclose material facts about the Distributing Company's planned shipments in 1995 of its CFT 2200 and DigiCipher-Registered Trademark- products. Also pending in the same court, under the same name, is a derivative action brought on behalf of the Distributing Company. The derivative action alleges that, prior to the Spin-off, the members of the Distributing Company's Board of Directors, several of its officers and Forstmann Little and related entities have breached their fiduciary duties by reason of the matter complained of in the class action and the defendants' alleged use of material non-public information to sell shares of the Distributing Company's stock for personal gain. The court had granted the defendants' motions to dismiss the original complaints in both of these actions, but allowed the plaintiffs in each action an opportunity to file amended complaints. Amended complaints were filed on November 7, 1997. The defendants have answered the amended consolidated complaint in the class actions, denying liability, and have filed a renewed motion to dismiss the derivative action. In connection with the Spin-off, the Company has agreed to indemnify the Distributing Company in respect of its obligations, if any, arising out of or in connection with these actions. The Company intends to vigorously contest these actions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers and beneficial owners of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. The Company undertakes to make such filings on behalf of certain of its directors and officers. Based on written representations of reporting persons and a review of those reports, the Company believes that during the year ended December 31, 1997, its officers and directors and the beneficial owners of more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

    Set forth below is certain information with respect to the persons who currently serve as executive officers of the Company.

                                                                            BUSINESS EXPERIENCE PRIOR TO BECOMING
NAME AND TITLE                                             AGE               AN EXECUTIVE OFFICER OF THE COMPANY
-----------------------------------------------------      ---      -----------------------------------------------------

Edward D. Breen                                                42   Edward D. Breen became Chairman of the Board and
  Chairman of the Board and Chief Executive Officer                 Chief Executive Officer of the Company in December
                                                                    1997, after having served as Acting Chief Executive
                                                                    Officer and President since October 1997. He was
                                                                    President of the Distributing Company's Broadband
                                                                    Networks Group from February 1996 and Vice President
                                                                    of the Distributing Company from November 1994 until
                                                                    July 1997. He continued in such positions for the
                                                                    Company through October 1997. He was Executive Vice
                                                                    President, Terrestrial Systems of the Distributing
                                                                    Company from October 1994 to January 1996 and Senior
                                                                    Vice President of Sales of the Distributing Company
                                                                    from June 1988 to October 1994. He is a director of
                                                                    CommScope.

Richard D. Badler                                              47   Richard D. Badler became Vice President, Corporate
  Vice President, Corporate Communications                          Communications of the Company in July 1997. He was
                                                                    Vice President, Corporate Communications of the
                                                                    Distributing Company from February 1996 to July 1997.
                                                                    He was an Executive Vice President and Account
                                                                    Director for Golin/Harris Communications from
                                                                    September 1993 to February 1996 and Director of
                                                                    Public Affairs for Kraft General Foods from May 1990
                                                                    to September 1993.

                                                                            BUSINESS EXPERIENCE PRIOR TO BECOMING
NAME AND TITLE                                             AGE               AN EXECUTIVE OFFICER OF THE COMPANY
-----------------------------------------------------      ---      -----------------------------------------------------
Paul J. Berzenski                                              45   Paul J. Berzenski became Vice President and
  Vice President and Controller                                     Controller of the Company in July 1997. He was
                                                                    Controller of the Distributing Company from January
                                                                    1994 until July 1997 and Vice President of the
                                                                    Distributing Company from November 1994 until July
                                                                    1997. He was Assistant Controller of GI Delaware,
                                                                    from January 1991 to January 1994.

Scott A. Crum                                                  41   Scott A. Crum became Vice President, Administration
  Vice President, Administration and Employee                       and Employee Resources of the Company in December
  Resources                                                         1997. He became Vice President of Administration and
                                                                    Employee Resources of the Distributing Company's
                                                                    Broadband Networks Group in July 1996 and continued
                                                                    in this position for the Company after the Spin-off
                                                                    until December 1997. He was Vice President of Human
                                                                    Resources for the Distributing Company's
                                                                    Communications Division from July 1995 to July 1996.
                                                                    From May 1995 to July 1995, Mr. Crum was Director,
                                                                    Human Resources and Administration, Dallas Sites, for
                                                                    Northrop Grumman Corporation's ("Northrop Grumman")
                                                                    Commercial Aircraft Division. He was Director,
                                                                    Continuous Improvement Systems for Northrop Grumman's
                                                                    Commercial Aircraft Division from November 1992 to
                                                                    May 1995.

Eric M. Pillmore                                               44   Eric M. Pillmore became Acting Chief Financial
  Vice President, Finance and Acting Chief Financial                Officer and Vice President, Finance of the Company in
  Officer                                                           December 1997. He was Vice President, Finance &
                                                                    Information Technology of the Broadband Networks
                                                                    Group of the Distributing Company from November 1996
                                                                    and continued in that position with the Company after
                                                                    the Spin-off until December 1997. From March 1996 to
                                                                    November 1996, Mr. Pillmore was Vice President,
                                                                    Finance of the Communications Division of the
                                                                    Distributing Company. From January 1994 to February
                                                                    1996, he was Manager, Finance of the Plastics
                                                                    Americas Division of General Electric Company. He was
                                                                    Manager, Finance of GE Medical Systems Asia, Ltd.
                                                                    from March 1992 to February 1994 and Director,
                                                                    Finance of GE/Yokogawa Medical Systems, Ltd. from
                                                                    June 1991 to February 1994.

                                                                            BUSINESS EXPERIENCE PRIOR TO BECOMING
NAME AND TITLE                                             AGE               AN EXECUTIVE OFFICER OF THE COMPANY
-----------------------------------------------------      ---      -----------------------------------------------------
Geoffrey S. Roman                                              45   Geoffrey S. Roman became Vice President of the
  Vice President                                                    Company in July 1997. He was Vice President of the
                                                                    Distributing Company from August 1996 until the
                                                                    Spin-off. From October 1996 until July 1997, he was
                                                                    Senior Vice President and General Manager, Telecom
                                                                    Systems of the Distributing Company. He was Senior
                                                                    Vice President and Special Assistant to the Chief
                                                                    Executive Officer of the Distributing Company from
                                                                    December 1995 to August 1996. From October 1994 to
                                                                    December 1995, he was Senior Vice President,
                                                                    Technology of GI Delaware and from January 1991 to
                                                                    October 1994, he was Vice President, Technology and
                                                                    Business Development of GI Delaware.

Robert A. Scott                                                47   Robert A. Scott became Vice President, Legal and
  Vice President, Legal and Secretary                               Secretary of the Company in December 1997. He became
                                                                    Vice President and General Counsel of the
                                                                    Distributing Company's Broadband Networks Group in
                                                                    February 1996 and continued in that position with the
                                                                    Company after the Spin-off until December 1997. He
                                                                    was General Counsel, Communications Division of the
                                                                    Distributing Company from November 1992 to February
                                                                    1996.

Richard C. Smith                                               53   Richard C. Smith became Vice President, Business
  Vice President, Business Development and Treasurer                Development and Treasurer of the Company in July
                                                                    1997. He was Vice President of GI Delaware from March
                                                                    1989 to July 1997 and Treasurer of GI Delaware from
                                                                    September 1991 to July 1997. Mr. Smith had been Vice
                                                                    President and Assistant Secretary of the Distributing
                                                                    Company from May 1991 until July 1997 and had been
                                                                    Treasurer of the Distributing Company from March 1992
                                                                    until July 1997. From June 1986 to November 1994, he
                                                                    was Director of Taxes for GI Delaware and from May
                                                                    1991 to November 1994, he was Director of Taxes of
                                                                    the Distributing Company.

Keith A. Zar                                                   43   Keith A. Zar became Vice President and General
  Vice President and General Counsel                                Counsel of the Company in July 1997. He was Assistant
                                                                    General Counsel of the Distributing Company from July
                                                                    1993 until July 1997. From 1986 until June 1993, he
                                                                    was an associate in the law firm of Fried, Frank,
                                                                    Harris, Shriver & Jacobson.

EXECUTIVE OFFICER COMPENSATION

    The table below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company, the former Chief Executive Officer of the Company and the five additional highly compensated executive officers (including two former executive officers) of the Company (based, for the period prior to July 25, 1997, on their historical compensation from the Distributing Company).

                              SUMMARY COMPENSATION

                                                                                                         LONG-TERM
                                                              ANNUAL COMPENSATION                      COMPENSATION
                                                 ----------------------------------------------           AWARDS
                                                                                       OTHER     -------------------------
                                                                                      ANNUAL       SECURITIES    ALL OTHER
                                                                                      COMPEN-      UNDERLYING     COMPEN-
NAME AND PRINCIPAL POSITION                        YEAR      SALARY     BONUS(i)     SATION(j)   OPTIONS(#)(m)    SATION
-----------------------------------------------  ---------  ---------  -----------  -----------  --------------  ---------
Edward D. Breen................................       1997(a) $ 354,753  $ 234,599   $      --      1,037,647    $   4,288(n)
  Chairman of the Board and Chief Executive           1996    300,000      62,820           --         60,000        4,568
  Officer                                             1995    227,872      25,339           --         16,000        3,618

Richard C. Smith...............................       1997  $ 248,750   $  78,905    $      --        145,394    $   5,724(n)
  Vice President, Business                            1996    225,000          --           --         16,000        5,310
  Development and Treasurer                           1995    215,000      47,902           --         20,000        5,274

Geoffrey S. Roman..............................       1997  $ 260,679   $ 136,931    $  57,817(k)      162,480   $   5,744(n)
  Vice President                                      1996    219,646      69,366       45,551(k)       44,028       5,056
                                                      1995(b)        --         --          --             --           --

Eric M. Pillmore...............................       1997  $ 213,440   $ 109,892    $      --        150,002    $   3,779(n)
  Vice President, Finance and                         1996(c)        --         --          --             --           --
  Acting Chief Financial Officer                      1995(d)        --         --          --             --           --

Thomas A. Dumit................................       1997(e) $ 345,000  $ 130,151   $      --        165,836    $   5,838(n)
  Former Vice President                               1996    345,000          --           --         42,000        5,460
                                                      1995    320,000      89,120           --         24,000        5,460

Richard S. Friedland...........................       1997(f) $ 682,692  $      --   $      --      1,408,867    $1,018,338(o)
  Former Chairman and Chief                           1996    750,000          --           --        250,000        5,460
  Executive Officer                                   1995(g)   589,583    214,445          --        560,000        5,460

Charles T. Dickson.............................       1997(h) $ 276,417  $      --   $      --        139,420    $  83,198(n)
  Former Vice President                               1996    297,333          --           --         24,000        5,460
  and Chief Financial                                 1995    265,000      73,803       76,384(l)       24,000       5,454
  Officer

------------------------

(a) Reflects compensation for the full year 1997. Effective December 1997, Mr. Breen was promoted to Chairman of the Board and Chief Executive Officer of the Company. He became Acting Chief Executive Officer and President of the Company in October 1997.

(b) Mr. Roman was not an executive officer of the Distributing Company in 1995.

(c) Mr. Pillmore was not an executive officer of the Distributing Company in 1996.

(d) Mr. Pillmore was not an employee of the Distributing Company in 1995.

(e) Mr. Dumit retired as Vice President of the Company in January 1998.

(f) Mr. Friedland resigned as Chairman and Chief Executive Officer of the Company in October 1997.

(g) Reflects compensation of Mr. Friedland for the full year 1995. Effective August 1995, Mr. Friedland was promoted to Chief Executive Officer of the Distributing Company. Prior to that date Mr. Friedland was President and Chief Operating Officer of the Distributing Company. In December 1995, Mr. Friedland also became Chairman of the Distributing Company.

(h) Mr. Dickson resigned as Vice President and Chief Financial Officer of the Company in December 1997.

(i) Amounts reported for 1997 reflect cash bonus awards paid in 1998 pursuant to the Annual Incentive Plan with respect to performance in 1997. Amounts reported for 1996 reflect cash bonus awards paid in 1997 pursuant to the Distributing Company's Annual Incentive Plan with respect to performance in 1996. Amounts reported for 1995 reflect cash bonus awards paid in 1996 pursuant to the Distributing Company's Annual Incentive Plan with respect to performance in 1995.

(j) Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(k) Reflects payments to Mr. Roman in 1997 and 1996 for relocation costs.

(l) Reflects payments by the Distributing Company to Mr. Dickson in the amounts of $56,304 and $20,080, respectively, for relocation costs and personal use of the Distributing Company's aircraft.

(m) Reflects the number of shares of Common Stock underlying options granted. A portion of these options were originally granted under the Distributing Company's 1993 Long-Term Incentive Plan and were replaced with options for Common Stock in connection with the Spin-off. The exercise price and number of shares subject to the replacement options were determined under a formula intended to preserve the economic value of the canceled Distributing Company options. (See the table below, "Option Grants in Last Fiscal Year.")

(n) Reflects payment in 1997 (i) prior to the Spin-off by the Distributing Company and following the Spin-off by the Company of (x) premiums for term life insurance of $1,088, $974, $994, $837, $1,088 and $948 on behalf of each of Messrs. Breen, Smith, Roman, Pillmore, Dumit and Dickson, respectively, and (y) the matching contribution for 1997 under the Company's Savings Plan (the "Savings Plan") in the amount of $3,200, $4,750, $4,750, $2,942, $4,750 and $4,750 for each of Messrs. Breen, Smith, Roman, Pillmore, Dumit and Dickson, respectively, and (ii) of $77,500 paid by the Company to Mr. Dickson, in lieu of any payments due under the Annual Incentive Plan.

(o) Reflects payment by the Company in 1997 of (i) pursuant to Mr. Friedland's separation agreement (see description below under the caption "Severance Protection and Separation Agreements") (x) $750,000 (representing 12 months of base salary) and (y) $262,500 (in lieu of any payments due under the Annual Incentive Plan), (ii) $1,088 as premiums for term life insurance and
    (iii) $4,750 as the Company's matching contribution under the Savings Plan.

STOCK OPTIONS

    GRANT OF OPTIONS. The table below sets forth information with respect to grants of options to purchase Common Stock during the year ended December 31, 1997 to the executives listed in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                                         --------------------------------------------------------    VALUE AT ASSUMED
                                                         PERCENT OF                                  ANNUAL RATES OF
                                          NUMBER OF     TOTAL OPTIONS                                     STOCK
                                         SECURITIES      GRANTED TO                                 PRICE APPRECIATION
                                         UNDERLYING       EMPLOYEES       EXERCISE                 FOR OPTION TERM (g)
                                           OPTIONS        IN FISCAL         PRICE     EXPIRATION   --------------------
NAME                                       GRANTED        YEAR (%)        ($/SHARE)      DATE        5%($)     10%($)
---------------------------------------  -----------  -----------------  -----------  -----------  ---------  ---------
Edward D. Breen........................     199,592(a)           1.9(e)   $ 15.7574      1/10/07   $1,977,906 $5,012,401
                                             88,055(b)           0.9(e)     15.7574      1/10/07     872,603  2,211,346
                                            750,000(c)          24.4(f)     14.5625      11/3/07   6,868,709  17,406,656

Richard C. Smith.......................      52,834(a)           0.5(e)     15.7574      1/10/07     523,571  1,326,833
                                             42,560(b)           0.4(e)     15.7574      1/10/07     421,759  1,068,819
                                             50,000(c)           1.6(f)     14.5625      11/3/07     457,914  1,160,444

Geoffrey S. Roman......................      67,510(a)           0.7(e)     15.7574      1/10/07     669,007  1,695,395
                                             63,399(b)           0.6(e)     15.7574      1/10/07     628,268  1,592,154
                                             31,571(c)           1.0(f)     14.5625      11/3/07     289,136    732,727

Eric M. Pillmore.......................      36,690(a)           0.4(e)     15.7574      1/10/07     363,589    921,405
                                             44,028(b)           0.4(e)     15.7574      1/10/07     436,306  1,105,686
                                             14,500(d)           0.5(f)     20.8750      7/29/07     190,359    482,406
                                             54,784(c)           1.8(f)     14.5625      11/3/07     501,727  1,271,475

Thomas A. Dumit........................      96,860(a)           0.9(e)     15.7574      2/14/98      55,327    111,078
                                             68,976(b)           0.7(e)     15.7574      2/14/98      19,700     39,550

Richard S. Friedland...................   1,188,731(a)          11.7(e)     15.7574      2/13/98     339,505    681,612
                                            220,136(b)           2.2(e)     15.7574      2/13/98           0          0

Charles T. Dickson.....................      70,444(a)           0.7(e)     15.7574     12/19/97           0          0
                                             68,976(b)           0.7(e)     15.7574     12/19/97           0          0

                                           (SEE THE NOTES ON THE FOLLOWING PAGE)

------------------------------

(a) Represents options originally granted under the Distributing Company's 1993 Long-Term Incentive Plan and repriced by the Distributing Company as of January 10, 1997 ("repriced options"). The number of shares and prices reported here reflect options to purchase Common Stock which replaced the repriced options as of the Spin-off. The exercise price and number of shares subject to the replacement options were determined under a formula intended to preserve the economic value of the canceled Distributing Company options. As of December 31, 1997, one-third of the options held by Messrs. Breen, Smith, Pillmore and Roman were exercisable, one-third became exercisable on January 10, 1998 and the remaining one-third become exercisable on January 10, 1999. One-third of the options held by Mr. Dumit and two-thirds of the options held by Mr. Friedland were unexercisable at the time of their respective terminations of employment and were canceled in connection therewith; their remaining outstanding options expired on February 14, 1998 and February 13, 1998, respectively. All of Mr. Dickson's options were canceled in connection with his termination of employment.

(b) Reflects the number of shares of Common Stock underlying options granted. These options were originally granted under the Distributing Company's 1993 Long-Term Incentive Plan and were replaced with options for Common Stock in connection with the Spin-off. The exercise price and number of shares subject to the replacement options were determined under a formula intended to preserve the economic value of the canceled Distributing Company options. One-third of the options held by Messrs. Breen, Smith, Pillmore, and Roman became exercisable on January 10, 1998 and the remaining options will become exercisable with respect to one-third of the shares covered thereby on January 10, 1999 and 2000. Two-thirds of the options held by Mr. Dumit were unexercisable at the time of his retirement and were canceled in connection therewith; his remaining outstanding options expired on February 14, 1998. The options granted to Messrs. Friedland and Dickson, all of which were unexercisable, were canceled in connection with their respective terminations of employment.

(c) The options will become exercisable with respect to one-third of the shares covered thereby on November 3, 1998, 1999 and 2000.

(d) The options will become exercisable with respect to one-third of the shares covered thereby on July 29, 1998, 1999 and 2000.

(e) Percentages are based on a total of 10,130,036 options granted (including repriced options) by the Distributing Company to the employees of the Company during 1997 prior to the Spin-off.

(f) Percentages are based on a total of 3,069,017 options granted by the Company to employees of the Company during 1997 after the Spin-off.

(g) The assumed 5% and 10% annual rates of appreciation are over the term of the options outstanding as of December 31, 1997 (which for Messrs. Friedland and Dumit include only those options not canceled in connection with their respective terminations of employment) which is ten years from the date of grant (except for Messrs. Friedland and Dumit whose outstanding options expired on February 13, 1998 and February 14, 1998, respectively, and Mr. Dickson whose options were canceled on December 19, 1997) and such assumed rates are set forth in accordance with rules and regulations adopted by the Commission and do not represent the Company's estimate of stock price appreciation.

    AGGREGATED OPTION EXERCISES AND YEAR-END VALUE. The following table sets forth, as of December 31, 1997, for each of the executives listed in the Summary Compensation Table (i) the total number of unexercised options for Common Stock (exercisable and unexercisable) held and (ii) the value of such options that were in-the-money at December 31, 1997 (based on the difference between the closing price of Common Stock at December 31, 1997 and the exercise price of the option on such date).

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                           NUMBER OF SECURITIES              VALUE OF
                                                                                UNDERLYING               UNEXERCISED IN-
                                                                            UNEXERCISED STOCK               THE-MONEY
                                                                            OPTIONS AT FISCAL             STOCK OPTIONS
                                                                                 YEAR-END                AT FISCAL YEAR-
                                             SHARES                               (#)(a)                    END ($)(b)
                                           ACQUIRED ON       VALUE      --------------------------  --------------------------
NAME                                      EXERCISE (#)   REALIZED ($)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------  -------------  -------------  -----------  -------------  -----------  -------------

Edward D. Breen.........................            0      $       0       124,992       971,115     $ 280,309    $ 2,952,608

Richard C. Smith........................            0              0        77,783       127,782       238,465        330,336

Geoffrey S. Roman.......................            0              0        72,846       177,154       150,931        418,366

Eric M. Pillmore........................            0              0        12,230       137,772        25,898        326,502

Thomas A. Dumit(c)......................            0              0       146,759       133,549       429,282        282,803

Richard S. Friedland(d).................       52,833        220,990       792,489             0     1,121,293              0

Charles T. Dickson(e)...................       23,482         47,661             0             0             0              0

------------------------

(a) Reflects the number of shares of Common Stock underlying options granted. A portion of these options were originally granted under the Distributing Company's 1993 Long-Term Incentive Plan and were replaced with options for Common Stock in connection with the Spin-off. The exercise price and number of shares subject to the replacement options were determined under a formula intended to preserve the economic value of the canceled Distributing Company options (see the table above, "Option Grants in Last Fiscal Year").

(b) Based on the difference between the closing price of $17.875 per share at December 31, 1997, as reported on the New York Stock Exchange ("NYSE") Composite Tape, and the exercise prices of the options on such date.

(c) The unexercisable options held by Mr. Dumit were canceled in January 1998 in connection with his retirement.

(d) The unexercisable options held by Mr. Friedland were canceled in October 1997 in connection with his termination of employment.

(e) The options held by Mr. Dickson were canceled in December 1997 in connection with his termination of employment.

PENSION PLAN AND SERP

    The following table shows, as of December 31, 1997, estimated aggregate annual benefits payable upon retirement at age 65 under the Company's Pension Plan (the "Pension Plan"), and the Supplemental Executive Retirement Plan (the "SERP").

                               PENSION PLAN TABLE

                                                                                    ESTIMATED ANNUAL BENEFITS
AVERAGE ANNUAL BASIC                                                                  UPON RETIREMENT, WITH
REMUNERATION DURING                                                                YEARS OF SERVICE INDICATED
SIXTY CONSECUTIVE                                                ---------------------------------------------------------------
CALENDAR MONTHS PRIOR                                                             20           25           30           35
TO RETIREMENT                                                     15 YEARS       YEARS        YEARS        YEARS        YEARS
---------------------------------------------------------------  -----------  -----------  -----------  -----------  -----------

$125,000.......................................................   $  25,927    $  34,570    $  43,212    $  51,854    $  51,854

 150,000.......................................................      31,552       42,070       52,587       63,104       63,104

 175,000.......................................................      37,177       49,570       61,962       74,354       74,354

 200,000.......................................................      42,802       57,070       71,337       85,604       85,604

 225,000.......................................................      48,427       64,570       80,712       96,854       96,854

 250,000.......................................................      54,052       72,070       90,087      108,105      108,105

 260,000.......................................................      56,302       75,070       93,837      112,604      112,604

 300,000.......................................................      56,302       75,070       93,837      112,604      112,604

 500,000.......................................................      56,302       75,070       93,837      112,604      112,604

    The compensation covered by the Pension Plan and the SERP is substantially that described under the "Salary" column of the Summary Compensation Table. However, pursuant to Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), the maximum amount of compensation that can be considered in computing benefits under the Pension Plan for 1997 was $160,000. Under the SERP, compensation for 1997 in excess of $160,000, but not exceeding $260,000, is considered in computing benefits. Accordingly, the total compensation covered by the Pension Plan and the SERP for the calendar year 1997 for each of Messrs. Friedland, Breen, Dumit, Roman and Dickson was $260,000, for Mr. Smith was $248,750 and for Mr. Pillmore was $213,440. Credited years of service under both the Pension Plan and the SERP as of December 31, 1997 are as follows: Mr. Friedland, 19 years; Mr. Breen, 19 years; Mr. Roman, 15 years; Mr. Smith, 14 years; Mr. Dumit, 6 years; Mr. Dickson, 3 years; and Mr. Pillmore, 1 year. Mr. Dickson's employment was terminated in December 1997 and his benefits were not vested upon such termination. Mr. Friedland's and Mr. Dumit's benefits were vested at the time of their respective terminations. Estimated benefits set forth in the Pension Plan Table were calculated on the basis of a single life annuity and Social Security covered compensation as in effect during 1997. Such estimated benefits are not subject to any deduction for Social Security or other offset amounts.

SEVERANCE PROTECTION AND SEPARATION AGREEMENTS

    The Company has entered into severance protection agreements (the "Severance Agreements") with its Chief Executive Officer and its other executive officers. These agreements have a two-year term which is automatically extended for one year upon the first anniversary of the agreement and every anniversary thereafter unless notification is given to either the Company or the executive.

    The Severance Agreements provide severance pay and other benefits in the event of a termination of employment within 24 months of a "Change of Control" (as defined in the Severance Agreements) of the Company if such termination is
(i) for any reason other than by the Company for cause or disability, (ii) by reason of the executive's death or (iii) by the executive for "Good Reason" (as defined in the Severance Agreements). Such severance pay will be in an amount equal to two times the sum of the executive's base salary and the highest bonus that would have been payable to the executive in the year of termination in the case of the Chief Executive Officer and one and one-half times such sum in the case of all other executive officers; provided that such amount may be increased by up to one-half times such sum if an executive officer has not become employed within 24 months following such termination, in the case of the Chief Executive Officer, or 18 months following such termination, in the case of any other executive officer. The executive's benefits will be continued for either 24 months, in the case of the Chief Executive Officer, or 18 months in the case of all other executive officers. The executive will also receive a PRO RATA bonus (calculated up to the executive's termination date), reimbursement for outplacement, tax and financial planning assistance and reimbursement for relocation under certain circumstances. If the executive's employment is terminated without cause (i) within six months prior to a Change in Control or
(ii) prior to the date of a Change in Control but (A) at the request of a third party who effectuates a Change in Control or (B) otherwise in connection with, or in anticipation of, a threatened Change in Control which actually occurs, such termination shall be deemed to have occurred after the Change in Control.

    In the case of a termination by the Company for disability or due to the executive's death following a Change of Control, the executive or his estate, as the case may be, will receive a PRO RATA bonus in addition to accrued compensation.

    The Severance Agreements provide for a gross-up payment by the Company in the event that the total payments the executive receives under the agreement or otherwise are subject to the excise tax under Section 4999 of the Code. In such an event, the Company will pay an additional amount so that the executive is made whole on an after-tax basis from the effect of the excise tax.

    In connection with Mr. Friedland's resignation as Chairman and Chief Executive Officer of the Company in October 1997, he entered into a separation agreement with the Company. The principal terms of such agreement are as follows: (i) the Company paid to Mr. Friedland the amount of $750,000 (representing 12 months of base salary) and the amount of $262,500 (in lieu of any payments due under the Annual Incentive Plan); (ii) the Company agreed to reimburse Mr. Friedland for the cost of reasonable outplacement services, in an aggregate amount not to exceed $75,000; and (iii) Mr. Friedland's severance protection agreement remains in effect until April 15, 1998 but if a Change in Control occurs on or before April 15, 1998, a lump sum cash payment of $1,200,000 will be paid to him in lieu of all compensation and benefits provided in his severance protection agreement.

    In addition to the Severance Agreements described above, the Company's Long-Term Incentive Plan, Annual Incentive Plan, SERP and Deferred Compensation Plan contain Change of Control provisions (see descriptions below under the captions "Proposal Two: Approval of the Long-Term Incentive Plan" and "Proposal
Three: Approval of the Annual Incentive Plan"). In the event of a Change of Control (as defined in the Long-Term Incentive Plan) participants in the SERP become entitled to receive the present value actuarial equivalent of their supplemental benefit in a lump sum and participants in the Deferred Compensation Plan become entitled to receive their entire account balance in a lump sum. Moreover, the Deferred Compensation Plan will terminate upon a Change of Control.

COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

    The Compensation Committee of the Board of Directors is comprised entirely of non-employee directors. The Compensation Committee considers and recommends to the Board of Directors the base salary to be paid to the Chief Executive Officer, determines the base salary for all other executive officers, makes recommendations to the Board of Directors with respect to the Company's overall compensation policies, administers and grants awards under the Long-Term Incentive Plan and administers and grants awards under the Annual Incentive Plan with respect to executive officers and performs such duties as the Board of Directors may from time to time request.

    In establishing and administering the Company's compensation policies and programs, the Compensation Committee considered the compensation plans and arrangements of the Distributing Company prior to the Spin-off, including the levels of individual compensation and the recommendations and commitments made by the Distributing Company and its Board of Directors with respect to the Company, as set forth in the proxy statement distributed in connection with the Spin-off, as well as factors specifically relevant to the Company. The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership, (ii) base salary and (iii) annual bonuses.

    STOCK OWNERSHIP. The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company's on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees' interests with the long-term interests of stockholders. Accordingly, one of the Company's principal methods to motivate executive officers and other significant employees is through a broad and deep stock option program.

    The Long-Term Incentive Plan was adopted by the Company's Board of Directors, and GI Delaware as sole stockholder of the Company, prior to the Spin-off. Effective upon the Spin-off, all of the outstanding options for Distributing Company common stock held by employees of the Company were replaced with substitute options for Common Stock in a manner designed to preserve the economic value of such options, and to retain the existing vesting and expiration dates. Subsequent to the Spin-off, during 1997 the Company awarded options to purchase an aggregate of approximately 1,058,260 (not including substitute options) shares of Common Stock to 12 executive officers (including executive officers named in the Summary Compensation Table). The exercise price of each of these options as of the date of grant was the closing market price per share of Common Stock on the date of grant.

    Management recommends to the Compensation Committee those executive officers and other significant employees to whom options should be granted and the number of options to be granted to them. The recommendations are based on a review of each employee's individual performance, position and level of responsibility in the Company, long-term potential contribution to the Company and the number of options previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, the number of options granted to an executive reflects his or her level of responsibility and position in the Company.

    To encourage key employees to remain in the employ of the Company, options generally vest and become exercisable over a three- or four-year period and are not exercisable until one year after the date of grant. It is expected that future awards under the Long-Term Incentive Plan will be made periodically in furtherance of goals described above.

    BASE SALARY. The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. Generally, an executive's base salary reflects his level of responsibility and position in the Company.

    From the Spin-off through December 31, 1997, four executive officers received base salary increases in connection with their new positions and increased responsibilities with the Company.

    ANNUAL INCENTIVE BONUS. The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the executives listed in the Summary Compensation Table, based on the performance of the Company and, in 1997, the operating divisions of the Distributing Company. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership.

    Under the Annual Incentive Plan, in 1997 management recommended, and the Compensation Committee established, for each officer a target bonus percentage of the officer's salary. That percentage was based on the officer's position in the Company and was the percentage of the officer's salary that would be paid if all performance targets were met. The target award percentage for executive officers for 1997 ranged from 35% to 70% for the Chief Executive Officer. In 1997, all executive officers of the Company participated in the Annual Incentive Plan. Those executive officers who were elected to their positions with the Company during 1997 received their bonuses based on the target percentages established for them while employed at an operating division of the Distributing Company.

    Bonuses for officers, other than those who were employed at an operating division of the Distributing Company, were based on a function of the Company's achievement of its earnings per share target (which constituted 33.4% of the bonus payment determination), its consolidated operating income target (which constituted 33.3% of the bonus payment determination), and its consolidated net capital employed target (which is a measure of the use of cash and which constituted the remaining 33.3% of the bonus payment determination). The 1997 bonus for Mr. Breen, who was President of the Company's Broadband Networks Group prior to his promotion to Acting Chief Executive Officer of the Company, was based on a function of the Company's achievement of its earnings per share target (20%) and his operating division's achievement of its operating income and net capital employed targets (40% each). For those executive officers who were employed at the operating division level, bonuses were based on the division's achievement of its operating income and net capital employed targets (50% each).

    Under the Annual Incentive Plan for 1997, if a financial target was exceeded, the portion of the bonus based on that target was increased above the target level, but could not exceed 225% of the target level. In addition, the Committee had the option to adjust the executive's bonus (between 80% and 120%) based upon the executive's overall personal performance. In 1997, Mr. Breen's bonus was 131.5% of his bonus target level and the bonuses for other executive officers ranged from 75.5% to 125.7% of their bonus target levels.

    CHIEF EXECUTIVE OFFICER COMPENSATION. Richard S. Friedland served as Chairman and Chief Executive Officer of the Distributing Company until the Spin-off, and served as Chairman and Chief Executive Officer of the Company from the Spin-off through October 1997. Mr. Friedland's annual salary in 1997 was $750,000 and his target bonus percentage under the Annual Incentive Plan was 70%. Mr. Friedland's annual salary and target bonus percentage was unchanged from 1996. On January 10, 1997, the Board of Directors of the Distributing Company (i) granted to Mr. Friedland an option to purchase 150,000 shares of the Distributing Company's common stock (pre-Spin-off), at an exercise price of $23.125 per share, the closing market price of the Distributing Company's common stock on that date, to become exercisable in one-third increments on each of January 10, 1998, 1999 and 2000 and (ii) authorized an offer to Mr. Friedland to have options for an aggregate of 810,000 shares of the Distributing Company's common stock (pre-Spin-off) canceled as of such date and a new option in respect of the same number of shares granted as of such date with an exercise price of $23.125 per share, the closing market price per share of the Distributing Company's common stock on that date, to become exercisable in one-third increments on July 10, 1997, January 10, 1998 and January 10, 1999. Also at that meeting, the Board of Directors of the Distributing Company instructed the Distributing Company to enter into a severance protection agreement with Mr. Friedland, specifying that it would not be triggered by the Spin-off and Mr. Friedland's move to the Company. In connection with Mr. Friedland's resignation from the Company in October 1997, he entered into a separation agreement with the Company. (See "Management of the Company -- Severance Protection and Separation Agreements.")

    In connection with Edward D. Breen's promotion to Acting Chief Executive Officer and President of the Company in October 1997 his compensation was increased from $315,000 to $500,000. Mr. Breen's target bonus percentage under the Annual Incentive Plan remained at 50% for 1997 but was adjusted to 70% for 1998. Mr. Breen was also granted an option to purchase 750,000 shares of Common Stock with a per share exercise price of $14.5625, the market price of Common Stock on the date of the grant.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Code ("Section 162(m)"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

    The Compensation Committee has considered the tax deductibility of compensation awarded under the Long-Term Incentive Plan and the Annual Incentive Plan in light of Section 162(m). A transition rule currently applies so that the compensation attributable to options and stock appreciation rights granted, and other compensation paid to the Chief Executive Officer, pursuant to the Long-Term Incentive Plan and awards paid pursuant to the Annual Incentive Plan prior to the Annual Meeting of Stockholders in 1999 will qualify as "performance-based compensation." The Company structured and intends to administer the stock option and stock appreciation right portions of the Long-Term Incentive Plan with the intention that the resulting compensation payable thereafter can qualify as "performance-based compensation" and would be deductible. The Company has structured the Annual Incentive Plan with the intention that awards payable thereafter to the Chief Executive Officer would qualify as "performance-based compensation" and, if so qualified, would be deductible. The Long-Term Incentive Plan and the Annual Incentive Plan are being submitted to the Company's stockholders for approval at the Meeting. No executive officer's compensation in 1997 exceeded $1 million. It is not expected that any executive officer's compensation will be non-deductible in 1998 by reason of the application of Section 162(m).

Respectfully submitted,

COMPENSATION COMMITTEE

           Lynn Forester
           J. Tracy O'Rourke

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total return on $100 invested on July 24, 1997 (the date the Common Stock was first publicly traded) in the Common Stock, and on June 30, 1997 in the Standard and Poor's 500 Index and the Standard & Poor's Communications Equipment Index. The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

               COMPARISON OF FIVE MONTH CUMULATIVE TOTAL RETURN*

               AMONG GENERAL INSTRUMENT CORPORATION, THE S&P 500
                INDEX AND THE S&P COMMUNICATIONS EQUIPMENT INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DOLLARS

                        GENERAL INSTRUMENT CORPORATION    S&P 500 Index            S&P COMMUNICATIONS EQUIPMENT Index
7/24/1997*                                         100              100                                           100
7/97                                               102              108                                           112
8/97                                               103              102                                           104
9/97                                                86              107                                           105
10/97                                               69              104                                            98
11/97                                               68              109                                            97
12/97                                               92              111                                            95

                                                                                     CUMULATIVE TOTAL RETURN ($)
                                                                             --------------------------------------------
                                                                              7/24/97*      7/97       8/97       9/97
                                                                             -----------     ---        ---        ---
GENERAL INSTRUMENT CORPORATION..................................     GIC            100         102        103         86
S&P 500 INDEX...................................................    1500            100         108        102        107
S&P COMMUNICATIONS EQUIPMENT INDEX..............................    ICME            100         112        104        105


                                                                     10/97        11/97        12/97
                                                                     -----        -----        -----
GENERAL INSTRUMENT CORPORATION..................................          69           68           92
S&P 500 INDEX...................................................         104          109          111
S&P COMMUNICATIONS EQUIPMENT INDEX..............................          98           97           95

*  $100 INVESTED ON 7/24/97 IN COMMON STOCK OR ON 6/30/97
   IN THE INDICES, INCLUDING REINVESTMENT OF DIVIDENDS.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    The table below sets forth information as to the beneficial ownership of Common Stock as of the Meeting Record Date (except as otherwise noted) by all directors and the persons listed in the Summary Compensation Table as well as by directors and executive officers of the Company as a group and, to the best knowledge of the Company's management, beneficial owners of 5% or more of the outstanding Common Stock.

                                                                             SHARES OF COMMON       % OF SHARES
                                                                                  STOCK         OUTSTANDING (NET OF
                                                                               BENEFICIALLY      TREASURY SHARES)
NAME                                                                             OWNED(1)       BENEFICIALLY OWNED
---------------------------------------------------------------------------  ----------------  ---------------------
Forstmann Little & Co. Subordinated Debt and Equity Management Buyout
  Partnership--IV (2)......................................................       10,161,657               6.8
Instrument Partners (2)....................................................       11,547,008               7.7
Brinson Partners, Inc. (3).................................................       13,600,660               9.0
J.P. Morgan & Co. Incorporated (4).........................................        7,950,102               5.3
Vanguard/Windsor Funds, Inc. (5)...........................................       14,570,000               9.7
Wellington Management Company, LLP (5)(6)..................................       14,571,200               9.7
Oppenheimer Capital (7)....................................................       13,437,513               8.9
Edward D. Breen (8)(18)....................................................          223,617             *
John Seely Brown (9).......................................................           57,768             *
Charles T. Dickson (18)....................................................            9,936             *
Frank M. Drendel (10)......................................................          256,707             *
Thomas A. Dumit (11).......................................................           27,556             *
Lynn Forester (12).........................................................           80,272             *
Nicholas C. Forstmann (2)..................................................       21,708,665              14.4
Theodore J. Forstmann (2)..................................................       21,708,665              14.4
Richard S. Friedland.......................................................         --                  --
Winston W. Hutchins (2)....................................................       21,708,665              14.4
Steven B. Klinsky (2)......................................................       21,708,665              14.4
Wm. Brian Little (2).......................................................       11,547,008               7.7
Alex J. Mandl (13).........................................................           40,136             *
Eric M. Pillmore (14)(18)..................................................           39,991             *
Geoffrey S. Roman (15)(18).................................................          133,194             *
J. Tracy O'Rourke (16).....................................................           32,660             *
Richard C. Smith (17)(18)..................................................          143,859             *
John A. Sprague (2)........................................................       11,547,008               7.7
All current directors and officers of the Company as a group
  (15 persons) (2)(19).....................................................       22,947,801              15.3

------------------------

* The percentage of shares of Common Stock beneficially owned does not exceed one percent of the outstanding shares of Common Stock.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 30, 1998. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 30, 1998 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares of Common Stock subject to options to be awarded in the future under the Long-Term Incentive Plan.

(2) The general partner of Instrument Partners, a New York limited partnership ("Instrument Partners"), is FLC XXII Partnership, a general partnership of which Messrs. Wm. Brian Little, Nicholas C. Forstmann, John A. Sprague, Steven B. Klinsky and Winston W. Hutchins, and TJ/JA L.P., a Delaware limited partnership ("TJ/JA L.P."), are general partners. The general partner of TJ/JA L.P. is Theodore J. Forstmann. The general partner of Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership--IV, a New York limited partnership ("MBO-IV"), is FLC Partnership, L.P., a New York limited partnership of which Messrs. Theodore
    J. Forstmann, Nicholas C. Forstmann, Steven B. Klinsky, Winston W. Hutchins, Ms. Sandra J. Horbach and Mr. Thomas H. Lister are general partners. Accordingly, each of such individuals and partnerships (other than Ms. Horbach and Mr. Lister, for the reasons described below) may be deemed the beneficial owners of shares owned by MBO-IV and Instrument Partners in which such individual or partnership is a general partner and, for purposes of this table, such beneficial ownership is included. Ms. Horbach and Mr. Lister do not have any voting or investment power with respect to, or any economic interest in, the shares of Common Stock held by MBO-IV; and, accordingly Ms. Horbach and Mr. Lister are not deemed to be beneficial owners thereof. Theodore J. Forstmann and Nicholas C. Forstmann are brothers. Mr. Little is a special limited partner in FLC Partnership, L.P. and each of FLC Partnership, L.P. and FLC XXII Partnership is a limited partner of Instrument Partners. None of the other limited partners in each of MBO-IV and Instrument Partners is otherwise affiliated with the Company, GI Delaware or Forstmann Little. The address of MBO-IV and Instrument Partners is c/o Forstmann Little & Co., 767 Fifth Avenue, New York, New York 10153.

(3) This information is obtained from a Schedule 13G, dated February 11, 1998, filed with the Commission by Brinson Partners, Inc. ("BPI") on behalf of itself, Brinson Holdings, Inc. ("BHI"), SBC Holding (USA), Inc. ("SBUSA") and Swiss Bank Corporation ("SBC"). The Schedule 13G states that BPI is a registered investment adviser and each of BHI, SBUSA and SBC is a parent holding company. BPI reports beneficial ownership of 13,539,962 shares of Common Stock and claims shared voting power and shared dispositive power with respect to all of such shares. BHI reports beneficial ownership of 13,539,962 shares of Common Stock and claims shared voting power and shared dispositive power with respect to all of such shares. SBUSA reports beneficial ownership of 13,600,660 shares of Common Stock and claims shared voting power and shared dispositive power with respect to all of such shares. SBC reports beneficial ownership of 13,600,660 shares of Common Stock and claims shared voting power and shared dispositive power with respect to all of such shares. Each of BPI and BHI's principal business office is located at 209 South LaSalle, Chicago, Illinois 60604-1295. SBUSA's principal business office is located at 222 Broadway, New York, New York 10038. SBC's principal business office is located at Aeschenplatz 6, CH-4002, Basel, Switzerland.

(4) This information is obtained from a Schedule 13G, filed with the Commission on February 17, 1998 by J.P. Morgan & Co., Incorporated ("J.P. Morgan"). J.P. Morgan reports beneficial ownership of 7,950,102 shares of Common Stock and claims sole voting power with respect to 6,301,967 shares, shared voting power with respect to 1,300 shares, sole dispositive power with respect to 7,917,702 shares and shared dispositive power with respect to 32,300 shares. J.P. Morgan's principal business office is located at 60 Wall Street, New York, New York 10260.

(5) This information is obtained from a Schedule 13G, dated February 9, 1998, filed with the Commission by Vanguard/Windsor Funds, Inc. -- Windsor Fund ("Vanguard"), in its capacity as an investment company registered under
    Section 8 of the Investment Company Act of 1940, as amended. Vanguard reports beneficial ownership of 14,570,000 shares of Common Stock and claims sole voting power and shared dispositive power with respect to all of such shares. Vanguard's principal business office is located at 100 Vanguard Building, P.O. Box 2600, Malvern, Pennsylvania 19355.

(6) This information is obtained from a Schedule 13G, dated January 14, 1998, filed with the Commission by Wellington Management Company, LLP ("Wellington"), in its capacity as an investment adviser registered under
    Section 203 of the Investment Advisers Act of 1940, as amended (the "Investment

    Advisers Act"). Wellington reports beneficial ownership of 14,571,200 shares of Common Stock and claims shared voting power with respect to 1,200 shares of Common Stock and shared dispositive power with respect to 14,571,200 shares of Common Stock owned by clients of Wellington, including Vanguard. Wellington's principal business office is located at 75 State Street, Boston, Massachusetts 02109.

(7) This information is obtained from a Schedule 13G, dated February 27, 1998, filed with the Commission by Oppenheimer Capital ("Oppenheimer"), in its capacity as an investment adviser registered under Section 203 of the Investment Advisers Act. Oppenheimer reports beneficial ownership of 13,437,513 shares of Common Stock and claims shared voting power and shared dispositive power with respect to all of such shares. The Schedule 13G states that Oppenheimer has the sole power to dispose of the shares and to vote the shares under its written guidelines established by its Management Board. Oppenheimer's principal business office is located at Oppenheimer Tower, World Financial Center, New York, New York 10281.

(8) Includes 220,876 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 30, 1998.

(9) Includes 55,768 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 30, 1998.

(10) Includes 669 shares of Common Stock which were held by the trustee of the CommScope Savings Plan and were allocated to the account of Frank M. Drendel under the CommScope Savings Plan as of March 20, 1998.

(11) Represents shares of Common Stock held by Barbara K. Dumit, the spouse of Thomas A. Dumit, as to which shares Mr. Dumit disclaims beneficial ownership.

(12) Includes 78,272 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 30, 1998.

(13) Includes 39,136 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 30, 1998.

(14) Includes 39,136 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 30, 1998.

(15) Includes 131,159 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 30, 1998.

(16) Includes 29,660 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 30, 1998.

(17) Includes 109,582 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 30, 1998.

(18) Includes the number of shares of Common Stock which were held by the trustee of the Savings Plan and were allocated to the individual's respective account under the Savings Plan as of March 20, 1998 as follows:
    Edward D. Breen, 2,741 shares; Charles T. Dickson, 1,736 shares; Eric M. Pillmore, 855 shares; Geoffrey S. Roman, 1,035 shares; and Richard C. Smith, 4,277 shares.

(19) Includes 915,671 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 30, 1998. Includes an aggregate of 27,358 shares of Common Stock which were held by the trustee of the Savings Plan and were allocated to the current officers' respective accounts under the Savings Plan as of March 20, 1998. Also includes 669 shares of Common Stock which were held by the trustee of the CommScope Savings Plan and were allocated to the account of Frank M. Drendel under the CommScope Savings Plan as of March 20, 1998.

               PROPOSAL TWO: APPROVAL OF LONG-TERM INCENTIVE PLAN

GENERAL

    The Long-Term Incentive Plan was approved by the Company's Board of Directors, and GI Delaware, as sole stockholder of the Company, prior to the Spin-off. It was subsequently amended and restated to reflect the change in the Company's corporate name to General Instrument Corporation. The Long-Term Incentive Plan provides for the granting of options, stock appreciation rights, restricted stock, performance units, performance shares and phantom stock to employees of the Company and its subsidiaries and granting of options and shares of Common Stock to non-employee directors of the Company.

    The Board of Directors is submitting the Long-Term Incentive Plan for stockholder approval. Stockholder approval is being sought so that the compensation attributable to options and certain other awards granted may qualify as "performance-based compensation" for purposes of Section 162(m). (See "Certain Federal Income Tax Consequences Relating to Awards Under the Long-Term Incentive Plan," below.)

    Following is a description of the terms which are subject to stockholder approval and a summary of the material terms of the Long-Term Incentive Plan. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the Long-Term Incentive Plan which has been included as Annex A to this Proxy Statement. All capitalized terms used below, and not otherwise defined herein, have the meanings set forth in the Long-Term Incentive Plan, unless otherwise indicated.

PURPOSE OF THE LONG-TERM INCENTIVE PLAN

    The Company's Board of Directors believes that the Awards provide a means by which key employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Long-Term Incentive Plan also is intended to attract and retain key employees and to provide those employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

DESCRIPTION OF THE LONG-TERM INCENTIVE PLAN

    ADMINISTRATION. The Long-Term Incentive Plan is administered by a Committee consisting of at least two directors of the Company who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, but the number of directors on the Committee may be changed in accordance with law. In addition, with respect to Awards to be granted to participants who are not subject to Section 16 of the Exchange Act, the authority of the Committee may be exercised by the full Board of Directors or by a committee, consisting of at least one individual, appointed by the Board of Directors. The Committee (i) selects those employees to whom Awards will be granted, and (ii) determines the type, size and terms and conditions of Awards, including the per share purchase price of restricted stock and options, the vesting provisions of restricted stock, phantom stock and options, and the restrictions or performance criteria relating to restricted stock, phantom stock, performance units and performance shares. The Committee also construes and interprets the Long-Term Incentive Plan. The Committee has the authority to cancel outstanding Awards and make adjustments to outstanding Awards with the consent of the Grantee and to accelerate the exercisability of Awards or to waive the restrictions and conditions applicable to Awards.

    SHARES. The maximum number of shares of Common Stock that may be made the subject of Awards granted under the Long-Term Incentive Plan is 6,500,000 plus the shares covered by Substitute Options or Spin-off Options. In the event of any Change in Capitalization, however, the Committee may adjust the maximum number and class of shares with respect to which Awards may be granted, the number and class of shares which are subject to outstanding Awards and the purchase price therefor. In addition, if any Award expires or terminates without having been exercised, the shares of Common Stock subject to the Award again become available for grant under the Long-Term Incentive Plan. The maximum number of shares of Common Stock with respect to which options and stock appreciation rights may be granted to any individual over the term of the plan is 1,300,000, in addition to any shares covered by Substitute Options held by the individual. Of the total number of shares allotted under the Long-Term Incentive Plan, not more than one-third may be used for restricted stock and phantom stock Awards.

    ELIGIBILITY. Any of the Company's and its Subsidiaries' approximately 7,350 employees and any of the Company's non-employee directors is eligible to participate in the Long-Term Incentive Plan.

    OPTIONS. Pursuant to the Long-Term Incentive Plan, the Committee will grant to each non-employee director of the Company (other than a director who is a general partner of any of the Forstmann Little Companies) Nonqualified Stock Options ("NSOs") to purchase 20,000 shares of Common Stock in connection with his or her initial election to the Board of Directors. The Long-Term Incentive Plan also provides for additional awards of options in respect of 20,000 shares of Common Stock on each third anniversary of each non-employee director's first appointment to the Board of Directors, if such non-employee director is still serving on the Board of Directors ("Automatic Director Options"). The per share exercise price of the Automatic Director Options is equal to 100% of the Fair Market Value of the shares of Common Stock on the Grant Date. Each Automatic Director Option is exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date. If a director ceases to serve as a director of the Company for any reason, the Automatic Director Option is exercisable, during its remaining term, to the extent that it was exercisable on the date the director ceased to serve as a director.

    In addition, the Committee may grant NSOs and Incentive Stock Options ("ISOs") to any eligible employee of the Company or its Subsidiaries. The per share exercise price of the options is fixed by the Committee when the options are granted and must be at least 100% of the Fair Market Value of the Common Stock on the Option Grant Date (110% in the case of an ISO granted to a 10% Owner).

    Each option (other than Automatic Director Options) will be exercisable at the times and in the installments determined by the Committee, commencing not earlier than the first anniversary of the Option Grant Date. All outstanding options will become fully exercisable upon a Change of Control. A "Change of Control" under the Long-Term Incentive Plan means, generally: (i) the acquisition by any person, other than the Forstmann Little Companies, of (A) beneficial ownership of voting securities resulting in such person beneficially owning 33% or more of the combined voting power of the Company's then outstanding voting securities, and (B) a number of voting securities greater than the aggregate number then beneficially owned by the Forstmann Little Companies; (ii) the individuals who, as of the adoption of the Long-Term Incentive Plan, are members of the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; or (iii) approval by stockholders of the Company of: (A) a merger, consolidation or reorganization involving the Company unless: (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization own, following such merger, consolidation or reorganization, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization in substantially the same proportion as before the merger, consolidation or reorganization; and (2) the members of the Incumbent Board immediately prior to the merger, consolidation or reorganization constitute at least a majority of the Board of the surviving corporation; and (3) no person has beneficial ownership of 33% or more of the combined voting power of the surviving corporation's then outstanding voting securities; (B) a complete liquidation or dissolution of the Company; or (C) the disposition of all or substantially all of the assets of the Company.

    In addition, the Committee reserves the authority to accelerate the exercisability of any option (other than Automatic Director Options). Each option (other than Automatic Director Options) terminates at the time determined by the Committee, except that the term of each option may not exceed, and in the case of options granted to non-employee directors is, ten years (five years in the case of an ISO granted to a 10% Owner). Options are not transferable by the Grantee except by will or the laws of descent and distribution or, in the case of an option other than an ISO, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) and may be exercised during the Grantee's lifetime only by the Grantee or the Grantee's guardian or legal representative. In the discretion of the Committee, the purchase price for shares acquired pursuant to the exercise of an option may be paid (i) in cash, (ii) by transferring shares of restricted or unrestricted Common Stock to the Company, or (iii) by a combination of the foregoing.

    STOCK APPRECIATION RIGHTS. The Long-Term Incentive Plan permits the granting of stock appreciation rights to employees of the Company or a Subsidiary in connection with an option or other Award or as a freestanding right. A stock appreciation right permits the Grantee to receive, upon exercise of the stock appreciation right, cash and/or shares, at the discretion of the Committee, equal in value to the excess, if any, of the then per share Fair Market Value over the per share Fair Market Value on the Grant Date of the stock appreciation right, multiplied by the number of shares as to which the stock appreciation right is being exercised. When a stock appreciation right is granted, however, the Committee may establish a limit on the maximum amount the Grantee may receive upon exercise of the stock appreciation right. The Committee will decide, when each stock appreciation right is granted, the time or times when the stock appreciation right will be exercisable, commencing not earlier than the first anniversary of the Grant Date. However, the Committee reserves the authority to thereafter accelerate the exercisability of any stock appreciation right.

    RESTRICTED STOCK. The Committee will determine, when each restricted stock Award is made, the terms of the restricted stock Award, including the price, if any, to be paid by the Grantee for the restricted stock, the restrictions placed on the shares and the time or times when the restrictions will lapse. In addition, when the restricted stock is granted under the Long-Term Incentive Plan, the Committee may, in its discretion, decide: (i) whether dividends paid on the restricted stock will be remitted to the Grantee or deferred until the restrictions on the restricted stock Award lapse, (ii) whether any deferred dividends will be invested in additional shares of Common Stock, (iii) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock, (iv) whether any stock dividends paid on the restricted stock Award will be subject to the restrictions applicable to the restricted stock Award, and (v) whether, and to what extent, the restrictions on the restricted stock shall lapse upon a Change of Control.

    PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance units and performance shares will be awarded as the Committee may determine, and the vesting of performance units and performance shares will be based upon the Company's attainment of specified performance objectives within the Measuring Period. Performance objectives and the length of the Measuring Period for performance units and performance shares will be determined by the Committee when the Award is made, but no Measuring Period will be less than one year nor more than five years. In establishing performance goals, the Committee may consider such performance factor or factors as it deems appropriate, including, without limitation, net income, growth in net income, earnings per share, growth of earnings per share, return on equity or return on capital. Prior to the end of a Measuring Period, the Committee, in its discretion, may adjust the performance objectives to reflect any Change in Capitalization or other event which may materially affect the performance of the Company or any Subsidiary. The agreements evidencing Awards of performance units and performance shares will set forth the terms and conditions of the Awards, including those applicable in the event of the Grantee's Termination of Employment or a Change of Control. Performance units may be denominated in dollars or in shares of Common Stock, and payments in respect of vested performance units will be made in cash or shares of Common Stock or any combination of the foregoing, as determined by the Committee. Performance shares are initially denominated in shares of Common Stock, but the Committee may ultimately settle performance share Awards in cash, shares of Common Stock or a combination thereof, at its discretion.

    PHANTOM STOCK. The Committee may grant phantom stock to employees employed outside the United States, subject to the terms and conditions established by the Committee. Upon the vesting of a phantom stock Award, the Grantee will be entitled to receive a cash payment in respect of each share of phantom stock equal to the Fair Market Value of a share of Common Stock as of the date the phantom stock Award was granted or such other date as determined by the Committee when the phantom stock Award was granted. The Committee may, when a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock.

    TANDEM AWARDS. The Long-Term Incentive Plan provides that the Committee may grant any Award in tandem with another Award. Unless otherwise provided by the Committee, upon the exercise, payment or forfeiture of one tandem Award, the related tandem Award will be canceled to the extent of the number of shares as to which the tandem Award is so exercised, paid or forfeited.

    AMENDMENT AND TERMINATION. The Long-Term Incentive Plan will terminate on the tenth anniversary of its adoption, in 2007. However, the Board of Directors may sooner terminate or amend the Long-Term Incentive Plan at any time without stockholder approval, except where stockholder approval is required to retain the favorable tax treatment of ISOs under the Code, to qualify the shares offered under the Long-Term Incentive Plan for listing on any securities exchange, or is otherwise required by law. The termination of the Long-Term Incentive Plan will not affect then outstanding Awards.

    SUBSTITUTE OPTIONS AND SPIN-OFF OPTIONS UNDER THE LONG-TERM INCENTIVE PLAN. On August 1, 1997, Substitute Options were issued under the Long-Term Incentive Plan to officers, key employees and non-employee directors of the Company to replace options awarded under the Distributing Company's 1993 Long-Term Incentive Plan. In addition, certain retired directors of the Distributing Company also received Spin-off Options under the Long-Term Incentive Plan.

    The terms and conditions of each Substitute Option and Spin-off Option issued under the Long-Term Incentive Plan, including, without limitation, the time or times when, and the manner in which each shall be exercisable, the duration of the exercise period, the permitted method of exercise, settlement and payment, and the rules that shall apply in the event of the termination of employment, are the same as those of the surrendered Distributing Company option; provided, however, that the number of shares covered thereby and the exercise price thereof were adjusted so as to preserve the economic value of the related Substitute Options.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO AWARDS UNDER THE LONG-TERM
  INCENTIVE PLAN

    INCENTIVE STOCK OPTION. In general, a Grantee will not recognize taxable income upon the grant or exercise of an ISO, and the Company and its Subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the Fair Market Value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify as an ISO, a Grantee generally must be an employee of the Company or a Subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of a Grantee whose employment is terminated due to disability). The employment requirement does not apply where a Grantee's employment is terminated due to his or her death.

    If a Grantee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the Grantee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss subject to reduced rates of tax, provided that any gain will be subject to further reduced rates of tax if shares are held for more than eighteen months after the date of exercise. If a Grantee disposes of the shares prior to satisfying these holding period requirements (a "Disqualifying Disposition"), the Grantee will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the Fair Market Value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending upon whether the shares have been held for at least twelve months after the date of exercise, with the lowest capital gain rates available if shares are held for more than eighteen months after the date of exercise. If the Grantee sells the shares in a Disqualifying Disposition at a price below the Fair Market Value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, if a company and its subsidiaries comply with applicable income reporting requirements, the company and its subsidiaries will be allowed a business expense deduction to the extent a Grantee recognizes ordinary income.

    NONQUALIFIED STOCK OPTION. In general, a Grantee who receives an NSO will recognize no income at the time of the grant of the option. In general, upon exercise of an NSO, a Grantee will recognize ordinary income (treated as compensation) in an amount equal to the excess of the Fair Market Value of the shares on the date of exercise over the exercise price of the option. The basis in shares acquired upon exercise of an NSO will equal the Fair Market Value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if the Company and its Subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the Grantee recognizes ordinary income. In the event of a sale of the shares received upon the exercise of an NSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months and will be subject to further reduced rates if the shares were held for more than eighteen months. Special rules may apply with respect to persons who may be subject to Section 16(b) of the Exchange Act.

    EXCISE TAXES. Under certain circumstances, the accelerated vesting or exercise of options in connection with a Change of Control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a Grantee may be subject to a 20% excise tax and the Company and its Subsidiaries may be denied a tax deduction.

    SECTION 162(M). Section 162(m) generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. A transition rule currently applies so that the compensation attributable to options, stock appreciation rights granted, and other compensation paid, pursuant to the Long-Term Incentive Plan prior to the Annual Meeting of Stockholders in 1999 will qualify as "performance-based compensation." The Company has structured the Long-Term Incentive Plan with the intention that compensation resulting from awards of options, and stock appreciation rights granted can qualify as "performance-based compensation" and, if so qualified, would be deductible. To qualify, the Company is seeking stockholder approval of the Long-Term Incentive Plan.

    The Long-Term Incentive Plan requires approval by the affirmative vote of a majority of the votes cast at the Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL TWO TO APPROVE THE LONG-TERM INCENTIVE PLAN. PROXIES WILL BE VOTED FOR APPROVAL OF THE LONG-TERM INCENTIVE PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY.

             PROPOSAL THREE: APPROVAL OF THE ANNUAL INCENTIVE PLAN

GENERAL

    The Annual Incentive Plan was approved by the Company's Board of Directors on February 18, 1998. The Annual Incentive Plan is intended to provide a means of annually rewarding certain employees based on the performance of the Company.

    The Annual Incentive Plan is designed to qualify the compensation payable to the Chief Executive Officer under the Annual Incentive Plan as "performance-based compensation," eligible for exclusion from the tax deduction limitation of Section 162(m). (See "Certain Federal Income Tax Consequences," below.) To qualify for this exclusion, the Company is disclosing to stockholders the material terms of the performance goals under the Annual Incentive Plan and is seeking their approval. Certification by the Compensation Committee that the performance goals and other material terms were in fact satisfied, will be a condition to the payment of compensation to the Chief Executive Officer pursuant to the Annual Incentive Plan.

    The principal provisions of the Annual Incentive Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the Annual Incentive Plan which has been included as Annex B to this Proxy Statement. All capitalized terms used below, and not otherwise defined herein, have the meanings set forth in the Annual Incentive Plan, unless otherwise indicated.

ELIGIBILITY

    Any of the Company's and its Subsidiaries' (provided the Board of Directors approves each Subsidiary's participation) approximately 7,350 full-time employees is eligible to participate in the Annual Incentive Plan. To be eligible to receive an Award with respect to any Performance Period (generally the Company's fiscal year) an employee must have had at least three months active service during such Performance Period and (subject to limited exceptions) be actively employed by the Company on the Award payment date.

PURPOSE

    The purpose of the Annual Incentive Plan is to enhance the Company's ability to attract, reward and retain employees, to strengthen employee commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional variable compensation based on the achievement of performance objectives to employees who do not participate in a sales incentive plan or other similar plan of the Company. To this end, the Annual Incentive Plan provides a means of annually rewarding Participants based on the performance of the Company and its Business Units and, where appropriate, on their own personal performance.

ADMINISTRATION

    The Annual Incentive Plan will be administered by the Compensation Committee with respect to Officers (including the Chief Executive Officer) who participate in the Annual Incentive Plan and by the Chief Executive Officer with respect to all other Participants. The Compensation Committee or the Chief Executive Officer, as the case may be, has full authority to establish the rules and regulations relating to the Annual Incentive Plan, to interpret the Annual Incentive Plan and those rules and regulations, to select Participants in the Annual Incentive Plan, to determine each Participant's Target Award Percentage, to approve all the Awards, to decide the facts in any case arising under the Annual Incentive Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Annual Incentive Plan, including the delegation of such authority or power, where appropriate. Only the Compensation Committee, however, has authority to amend or terminate the Annual Incentive Plan.

DETERMINATION OF AWARDS

    Prior to, or as soon as practicable following the beginning of the Performance Period (in accordance with the applicable regulations under Section 162(m)), the Committee with respect to the Officers and the Chief Executive Officer with respect to all other Employees shall determine the Officers and Employees who shall be Participants during that Performance Period and determine each Participant's Target Award Percentage. The Operational Targets of the Chief Executive Officer for each Performance Period shall satisfy the requirements for "qualified performance-based compensation" under Section 162(m).

    Generally, a Participant earns an Award for a Performance Period based on the Company's and his or her Business Unit's achievement of Operational Targets. Operational Targets, for any Performance Period, shall mean the financial performance of the Company or a Business Unit, as specified by the Committee or the Chief Executive Officer, as applicable, as to stock price, earnings per share, net earnings, operating income, return on assets, net capital employed, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more Company or Business Units' objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, customer satisfaction goals, product development goals, or goals relating to acquisitions or divestitures. The portion of Awards based on Company or Business Unit performance, as applicable, will only be earned if the Company or Business Unit achieves at least the minimum percentage of the Operational Target set for that Performance Period. The Awards for any Performance Period may also be increased above the Target Award Percentage for achievement in excess of the Operational Targets for that Performance Period. The Awards of each Participant (other than the Chief Executive Officer) may be adjusted by the Chief Executive Officer, or with respect to Officers, by the Committee, (upward or downward) based upon the Chief Executive Officer's or the Committee's, as applicable, determination of a Participant's Personal Performance Percentage for that Performance Period. The Committee is authorized to reduce the amount of the Award payable to the Chief Executive Officer (but not by more than one-third) for any Performance Period based upon its assessment of personal performance but not to increase the Award beyond that yielded by the Operational Target Award earned for the Chief Executive Officer.

    The maximum Award any Participant (other than the Chief Executive Officer) may receive for any Performance Period is 150% of the Participant's Base Salary for that Performance Period. The maximum award the Chief Executive Officer may receive for any Performance Period is $1.5 million.

CHANGES TO THE TARGET

    The Chief Executive Officer, with respect to all Participants who are not Officers, may at any time prior to the final determination of Awards change the Target Award Percentage of any Participant or assign a different Target Award Percentage to a Participant to reflect any change in the Participant's responsibility level or position during the course of the Performance Period. In addition, the Chief Executive Officer, with respect to all Participants who are not Officers, and the Committee, with respect to Officers, but, with respect to the Chief Executive Officer, only to the extent consistent with the requirements of Section 162(m) permitting a federal income tax deduction for Awards to the Chief Executive Officer, may at any time prior to the financial determination of Awards change the performance measures or Operational Targets to reflect a change in corporate capitalization, or a corporate transaction, or to equitably reflect the occurrence of any extraordinary event or any change in applicable accounting rules, the Company's method of accounting, the applicable law or any change due to any changes in the Company's corporate structure or shares, or any other change of a similar nature.

PAYMENT OF AWARDS

    The Committee shall certify and announce the Awards that will be paid to each Officer as soon as practicable following the final determination of the Company's financial results for the relevant Performance Period and payment will normally be made, in a single lump sum cash payment within 120 days after the close of the Performance Period. In the case of all other Participants, as soon as practicable after the close of a Performance Period, the Chief Executive Officer shall review the Business Units' financial performance against the Operational Targets for that Performance Period and, generally each Award to the extent earned will be paid in a single lump sum cash payment no later than March 31 following the close of the Performance Period.

CHANGE OF CONTROL

    If a Change of Control (which definition is the same as that under the Long-Term Incentive Plan) occurs prior to the end of a Performance Period, the Company will, within 60 days thereafter, pay to each Participant in the Annual Incentive Plan immediately prior to the Change of Control an Award which is calculated assuming that the Operational Targets were achieved at the 100% level (without regard to any other factors such as personal performance) and such Award shall be based on Base Salary earned to the date of the Change of Control.

LIMITATION ON RIGHTS TO PAYMENT OF AWARDS

    Except in connection with a Change of Control, in order to receive payment of an Award, the Participant must remain in the employ of the Company through the payment date of the Award. However, if the Participant has active service with the Company for at least three months during any Performance Period, but, prior to payment of the Award for such Performance Period, a Participant's employment with the Company terminates due to the Participant's death, disability or retirement, the Participant (or, in the event of the Participant's death, the Participant's estate, beneficiary or beneficiaries) will remain eligible to receive a prorated portion of any earned Award, based on the number of days that the Participant was actively employed and performed services during the Performance Period.

AMENDMENT AND TERMINATION

    The Compensation Committee may at any time amend (in whole or in part) the Annual Incentive Plan unless the amendment adversely affects any Participant's rights to or interest in an Award earned prior to the date of the amendment. The Compensation Committee may terminate the Annual Incentive Plan (in whole or in part) at any time.

NON-TRANSFERABILITY

    Except in connection with the death of a Participant, a Participant's right and interest under the Annual Incentive Plan may not be assigned or transferred. Any attempted assignment or transfer will be null and void and will extinguish, in the Company's sole discretion, the Company's obligation under the Annual Incentive Plan to pay Awards with respect to the Participant.

UNFUNDED STATUS

    The Annual Incentive Plan will be unfunded. The Company will not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The amount of an Award under the Annual Incentive Plan generally will be includible in income by the recipient and deductible by the Company (subject to any deduction limitation under Section 162(m)).

The Company has structured the annual cash bonus to the Chief Executive Officer pursuant to the Annual Incentive Plan with the intention that compensation resulting therefrom (other than in connection with a Change of Control of the Company) would be qualified "performance-based compensation" under Section 162(m) and would be deductible. To qualify, the Company is seeking stockholder approval of the Annual Incentive Plan.

    Under certain circumstances, the payment of an Award under the Annual Incentive Plan in connection with a Change of Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.

    The Annual Incentive Plan requires approval by the affirmative vote of a majority of the votes cast at the Meeting.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR PROPOSAL THREE. PROXIES WILL BE VOTED FOR APPROVAL OF THE ANNUAL INCENTIVE PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                 AWARDS MADE UNDER THE LONG-TERM INCENTIVE PLAN
                         AND THE ANNUAL INCENTIVE PLAN

    Grants under the Long-Term Incentive Plan are made at the discretion of the Compensation Committee; and, accordingly, future grants under the Long-Term Incentive Plan are not yet determinable. Future Awards under the Annual Incentive Plan are not determinable because they depend upon certain unknown factors, including the extent to which the Operational Targets (as defined in the plan) for any Performance Period are achieved. The following table sets forth information concerning (i) options granted under the Long-Term Incentive Plan as of the date of this Proxy Statement and (ii) the amounts that would be paid pursuant to the Annual Incentive Plan with respect to performance in 1998, assuming the Operational Targets are achieved at the 100% level (without regard to any other factors such as personal performance).

                               NEW PLAN BENEFITS

                                                                                     SHARES SUBJECT
                                                                                       TO OPTIONS       ASSUMED
                                                                                     GRANTED UNDER       AWARD
                                                                                       LONG-TERM     UNDER ANNUAL
                                                                                     INCENTIVE PLAN    INCENTIVE
NAME AND POSITION                                                                        (#)(a)        PLAN ($)
-----------------------------------------------------------------------------------  --------------  -------------

Edward D. Breen....................................................................        750,000    $   350,000
  Chairman of the Board and Chief Executive Officer

Richard C. Smith...................................................................         50,000        137,000
  Vice President, Business Development and Treasurer

Geoffrey S. Roman..................................................................         31,571        150,000
  Vice President

Eric M. Pillmore...................................................................         69,284        112,500
  Vice President, Finance and
  Acting Chief Financial Officer

Thomas S. Dumit(b).................................................................        --             --
  Former Vice President

                                                                                     SHARES SUBJECT
                                                                                       TO OPTIONS       ASSUMED
                                                                                     GRANTED UNDER       AWARD
                                                                                       LONG-TERM     UNDER ANNUAL
                                                                                     INCENTIVE PLAN    INCENTIVE
NAME AND POSITION                                                                        (#)(a)        PLAN ($)
-----------------------------------------------------------------------------------  --------------  -------------
Richard S. Friedland(b)............................................................        --             --
  Former Chairman and
  Chief Executive Officer

Charles T. Dickson(b)..............................................................        --             --
  Former Vice President and
  Chief Financial Officer

All current executive officers as a group (includes nine persons with respect to         1,078,260      1,167,750
  the Annual Incentive Plan and nine persons with respect to the Long-Term
  Incentive Plan, in each case, including the four current executive officers named above)

All current directors (including nominees for director) who are not executive              100,000        --
  officers as a group (six persons)

All employees (other than current executive officers) as a group who may be awarded      1,873,642     13,032,428
  bonuses under the Annual Incentive Plan (approximately 7,200 persons) or were granted options under the Long-Term Incentive Plan (approximately 1,902 persons)

------------------------

(a) Represents options granted under the Long-Term Incentive Plan subsequent to the Spin-off, which does not include Substitute Options or Spin-off Options.

(b) Messrs. Dumit, Friedland and Dickson are not eligible to receive any awards under the Long-Term Incentive Plan or the Annual Incentive Plan because they are no longer employed by the Company.

       PROPOSAL FOUR: RATIFICATION AND APPROVAL OF APPOINTMENT OF AUDITOR

    The Board of Directors, based on the recommendation of the Audit Committee, appointed the firm of Deloitte & Touche LLP as independent auditor to examine the consolidated financial statements of the Company and its subsidiaries for the 1998 fiscal year. The Board of Directors is asking the stockholders to ratify and approve this action. Deloitte & Touche LLP has been the Company's independent auditor since July 1997, and was the independent auditor of the Distributing Company from 1990 until the Spin-off. Representatives of the auditing firm will be present at the Meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the Meeting.

    Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor would be considered by the Board of Directors in determining whether to continue with the services of Deloitte & Touche LLP.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR PROPOSAL FOUR TO RATIFY THE APPOINTMENT BY THE BOARD OF DIRECTORS OF THE COMPANY OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE 1998 FISCAL YEAR. PROXIES WILL BE VOTED FOR PROPOSAL FOUR UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                    STOCKHOLDER PROPOSALS FOR THE COMPANY'S
                      1999 ANNUAL MEETING OF STOCKHOLDERS

    Stockholders who intend to present proposals at the 1999 Annual Meeting of Stockholders, and who wish to have such proposals included in the proxy statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, General Instrument Corporation, 101 Tournament Drive, Horsham, Pennsylvania 19044, and such notice must be received no later than December 8, 1998. Such proposals must meet the requirements set forth in the rules and regulations of the Commission in order to be eligible for inclusion in the Company's proxy statement for its 1999 Annual Meeting of Stockholders.

                            SOLICITATION OF PROXIES

    Proxies will be solicited by mail, telephone, or other means of communication. Solicitation of proxies also may be made by directors, officers and regular employees of the Company. The Company has retained Morrow & Co. to assist in the solicitation of proxies from stockholders for a fee of $6,500 plus reimbursement of certain out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries, in accordance with the rules of the NYSE, for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitations will be borne by the Company.

                                 OTHER MATTERS

    The Company knows of no other matter to be brought before the Meeting. If any other matter requiring a vote of the shares should come before the Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with their best judgment.

    The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as filed with the Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to: Secretary, General Instrument Corporation, 101 Tournament Drive, Horsham, PA 19044.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ ROBERT A. SCOTT

                                          ROBERT A. SCOTT
                                          SECRETARY

Horsham, Pennsylvania
April 7, 1998

                                                                         ANNEX A

                         GENERAL INSTRUMENT CORPORATION
                              AMENDED AND RESTATED
                         1997 LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                                                   PAGE
                                                                                                                 ---------
       1.  Establishment, Purpose and Effective Date...........................................................        A-3
           (a) Establishment...................................................................................        A-3
           (b) Purpose.........................................................................................        A-3
           (c) Effective Date..................................................................................        A-3
       2.  Definitions.........................................................................................        A-3
       3.  Scope of the Plan...................................................................................        A-6
           (a) Number of Shares Available Under the Plan.......................................................        A-6
           (b) Reduction in the Available Shares in Connection with Award Grants...............................        A-7
           (c) Effect of the Expiration or Termination of Awards...............................................        A-7
           (d) Maximum Number of Options and Stock Appreciation Rights to any Individual Grantee...............        A-7
       4.  Administration......................................................................................        A-7
           (a) Committee Administration........................................................................        A-7
           (b) Board Reservation and Delegation................................................................        A-8
           (c) Committee Authority.............................................................................        A-8
           (d) Committee Determinations Final..................................................................        A-8
       5.  Eligibility.........................................................................................        A-9
       6.  Conditions to Grants................................................................................        A-9
           (a) General Conditions..............................................................................        A-9
           (b) Grant of Options and Option Price...............................................................        A-9
           (c) Grant of Incentive Stock Options................................................................        A-9
           (d) Grant of Shares of Restricted Stock.............................................................       A-10
           (e) Grant of Stock Appreciation Rights..............................................................       A-12
           (f) Grant of Performance Units and Performance Shares...............................................       A-12
           (g) Grant of Phantom Stock..........................................................................       A-12
           (h) Grant of Director's Shares......................................................................       A-13
           (i) Tandem Awards...................................................................................       A-13
       7.  Non-transferability.................................................................................       A-13
       8.  Exercise............................................................................................       A-13
           (a) Exercise of Options.............................................................................       A-13
           (b) Exercise of Stock Appreciation Rights...........................................................       A-14
           (c) Exercise of Performance Units...................................................................       A-14
           (d) Payment of Performance Shares...................................................................       A-15
           (e) Payment of Phantom Stock Awards.................................................................       A-15
           (f) Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards...............................       A-15
       9.  Spin-off and Substitute Options.....................................................................       A-16
      10.  Effect of Certain Transactions......................................................................       A-16
      11.  Mandatory Withholding Taxes.........................................................................       A-16
      12.  Termination of Employment...........................................................................       A-16
      13.  Securities Law Matters..............................................................................       A-16
      14.  No Funding Required.................................................................................       A-17
      15.  No Employment Rights................................................................................       A-17
      16.  Rights as a Stockholder.............................................................................       A-17
      17.  Nature of Payments..................................................................................       A-17
      18.  Non-Uniform Determinations..........................................................................       A-17
      19.  Adjustments.........................................................................................       A-17
      20.  Amendment of the Plan...............................................................................       A-18
      21.  Termination of the Plan.............................................................................       A-18
      22.  No Illegal Transactions.............................................................................       A-18
      23.  Governing Law.......................................................................................       A-18
      24.  Severability........................................................................................       A-18

1. ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE.

    (A) ESTABLISHMENT. The Company hereby establishes the General Instrument Corp. 1997 Long-Term Incentive Plan (as set forth herein and from time to time amended, the "Plan").

    (B) PURPOSE. The primary purpose of the Plan is to provide a means by which key employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

    (C) EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board.

2. DEFINITIONS.

    As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

    (a) "Award" means Options, shares of restricted Stock, stock appreciation rights, performance units, performance shares or Director's Shares granted under the Plan.

    (b) "Award Agreement" means the written agreement by which an Award is evidenced.

    (c) "Beneficial Owner," "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

    (d) "Board" means the board of directors of the Company.

    (e) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities by reason of a stock dividend, extraordinary dividend, stock split, reverse stock split, share combination, reclassification, recapitalization, merger, consolidation, spin-off, split-up, reorganization, issuance of warrants or rights, liquidation, exchange of shares, repurchase of shares, change in corporate structure, or similar event, of or by the Company.

    (f) "Change of Control" means, any of the following:

       (i) the acquisition by any Person other than Instrument Partners or Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-IV or any of their affiliates (collectively, the "Forstmann Little Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning (A) 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities and (B) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Forstmann Little Companies; PROVIDED, HOWEVER, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting

           Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

       (ii) the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; PROVIDED, HOWEVER, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

       (iii) approval by stockholders of the Company of:

           (A) a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless

               (1) the stockholders of the Company, immediately before the
                   Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

               (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

               (3) no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of clauses (1), (2) and (3) of this subparagraph (A) shall be referred to as a "Non-Control Transaction");

           (B) a complete liquidation or dissolution of the Company; or

           (C) the sale or other disposition of all or substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

    Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

    (g) "Committee" means the committee of the Board appointed pursuant to
       Article 4.

    (h) "Company" means General Instrument Corp., a Delaware corporation.

    (i) "Director's Shares" means the shares of Stock awarded to a nonemployee director of the Company pursuant to Article 6(h).

    (j) "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

    (k) "Effective Date" means the date that the Plan is adopted by the Board.

    (l) "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

               (i) if the security is listed for trading on the New York Stock
                   Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

               (ii) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

               (iii) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

               (iv) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Committee.

    (m) "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

    (n) "Grantee" means an individual who has been granted an Award.

    (o) "Incentive Stock Option" means an Option satisfying the requirements of
       Section 422 of the Internal Revenue Code and designated by the Committee as an Incentive Stock Option.

    (p) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular Section of the Internal Revenue Code shall include references to successor provisions.

    (q) "Measuring Period" has the meaning specified in Article 6(f)(ii)(B).

    (r) "Minimum Consideration" means the $.0l par value per share of Stock or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

    (s) "1934 Act" means the Securities Exchange Act of 1934, as amended.

    (t) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option or other type of statutory stock option under the Internal Revenue Code.

    (u) "Option" means an option to purchase Stock granted under the Plan.

    (v) "Option Price" means the per share purchase price of (i) Stock subject to an Option or (ii) restricted Stock subject to an Option.

    (w) "Performance Percentage" has the meaning specified in Article
       6(f)(ii)(C).

    (x) "Person" means a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

    (y) "Plan" has the meaning set forth in Article 1(a).

    (z) "SEC" means the Securities and Exchange Commission.

    (aa) "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

    (bb) "Spin-off Option" means an Option that has been issued under this Plan to certain named persons pursuant to the Employee Benefits Allocation Agreement between General Semiconductor, Inc. ("GS"), CommScope, Inc. and the Company, dated June 25, 1997, as amended, modified, or otherwise supplemented (the "Benefits Agreement").

    (cc) "Stock" means common stock, par value $.01 per share, of the Company.

    (dd) "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code, with the Company being treated as the employer corporation for purposes of this definition.

    (ee) "Substitute Option" means an Option that has been issued under this Plan to certain persons pursuant to the Benefits Agreement.

    (ff) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

    (gg) "Termination of Employment" occurs the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer owns Voting Securities possessing at least 50% of the Voting Power of such Subsidiary.

    (hh) "Voting Power" means the combined voting power of the then outstanding Voting Securities.

    (ii) "Voting Securities" means, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company.

3. SCOPE OF THE PLAN

    (A) NUMBER OF SHARES AVAILABLE UNDER THE PLAN. The maximum number of shares of Stock that may be made the subject of Awards granted under the Plan is 6,500,000 plus the number of shares of Stock that are covered by Substitute Options and Spin-off Options (or the number and kind of shares of Stock or other securities to which such shares of Stock are adjusted upon a Change in Capitalization pursuant to Article 18); PROVIDED, HOWEVER, that, in the aggregate, not more than one-third of the number of allotted shares may be made the subject of restricted Stock and phantom stock Awards under the Plan. The Company shall reserve for the purpose of the Plan, out of its authorized but unissued shares of Stock or out of shares held in the Company's treasury, or partly out of each, such number of shares as shall be determined by the Board. The Board shall have the authority to cause the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards. The issuance of Substitute Options and Spin-off Options shall not reduce the shares available for grants under the Plan or to a Grantee in any calendar year.

    (B) REDUCTION IN THE AVAILABLE SHARES IN CONNECTION WITH AWARD GRANTS. Upon the grant of an Award, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced as follows:

        (i) PERFORMANCE UNITS DENOMINATED IN DOLLARS. In connection with the granting of each performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by the quotient of (x) the dollar amount represented by the performance unit divided by (y) the Fair Market Value of a share of Stock on the date immediately preceding the Grant Date of the performance unit.

        (ii) OTHER AWARDS. In connection with the granting of each Award, other than a performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by a number of shares equal to the number of shares of Stock in respect of which the Award is granted or denominated.

    Notwithstanding the foregoing, where two or more Awards are granted with respect to the same shares of Stock, such shares shall be taken into account only once for purposes of this Article 3(b).

    (C) EFFECT OF THE EXPIRATION OR TERMINATION OF AWARDS. If and to the extent an Award (other than a Substitute Option or a Spin-off Option) expires, terminates or is canceled or forfeited for any reason without having been exercised in full (including, without limitation, a cancellation of an Option pursuant to Article 4(c)(vi)), the shares of Stock associated with the expired, terminated, canceled or forfeited portion of the Award (to the extent the number of shares available for the granting of Awards was reduced pursuant to Article 3(b)) shall again become available for Awards under the Plan.

    Notwithstanding anything contained in this Article 3, the number of shares of Stock available for Awards at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the 1934 Act will continue to be available for transactions involving all current and future Awards. In addition, during the period that any Awards remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Stock attributable to such Awards for purposes of calculating the maximum number of shares available for the granting of future Awards under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the 1934 Act will continue to be available for transactions involving all current and future Awards.

    (D) MAXIMUM NUMBER OF OPTIONS AND STOCK APPRECIATION RIGHTS TO ANY INDIVIDUAL GRANTEE. No individual Grantee may be granted Options and stock appreciation rights in respect of more than one-fifth of the maximum number of shares of Stock that may be made the subject of Awards under the Plan as set forth in Article 3(a); PROVIDED, HOWEVER, that for this purpose the maximum number of shares of Stock shall not include any shares of Stock that are the subject of Substitute Options and Spin-off Options.

4. ADMINISTRATION.

    (A) COMMITTEE ADMINISTRATION. Subject to Article 4(b), the Plan shall be administered by the Committee, which shall consist of not less than two "non-employee directors" within the meaning of Rule 16b-3, and to the extent necessary for any Award intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to so qualify, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

    (B) BOARD RESERVATION AND DELEGATION. The Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder. It may also delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself, or exercised the authority and responsibility of the Committee, or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

    (C) COMMITTEE AUTHORITY. The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

        (i) to grant Awards,

        (ii) to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

       (iii) to issue Substitute Options and Spin-off Options,

        (iv) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

        (v) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

        (vi) to determine the terms and provisions of the Award Agreements, which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time,

       (vii) to cancel, with the consent of the Grantee, outstanding Awards,

      (viii) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

        (ix) to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

        (x) to authorize any action of or make any determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan, and

        (xi) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.

    (D) COMMITTEE DETERMINATIONS FINAL. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

5. ELIGIBILITY

    Awards may be granted to any employee of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. In addition, Nonqualified Stock Options will be granted to nonemployee directors of the Company, as set forth in Article 6(b)(ii), and Director's Shares will be issued to nonemployee directors of the Company pursuant to
Article 6(h).

6. CONDITIONS TO GRANTS

    (A) GENERAL CONDITIONS

        (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

        (ii) The term of each Award (subject to Article 6(c) with respect to Incentive Stock Options) shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement.

       (iii) A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

        (iv) The Committee may grant Awards with terms and conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

    (B) GRANT OF OPTIONS AND OPTION PRICE. The Committee may, in its discretion, and shall as provided in Article 6(b)(ii), grant Options as follows:

        (i) EMPLOYEE OPTIONS. Options to acquire unrestricted Stock or restricted Stock may be granted to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any Option, the Committee shall determine the Option Price which shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

        (ii) NONEMPLOYEE DIRECTOR OPTIONS. Nonqualified Stock Options with respect to 20,000 shares of unrestricted Stock shall be granted to each nonemployee director of the Company (other than a nonemployee director who is a general partner of any of the Forstmann Little Companies or any of their affiliates) upon his or her initial election to the Board and every three years thereafter on the anniversary of such nonemployee director's initial election to the Board as long as such nonemployee director is then still serving on the Board, at an Option Price equal to 100% of the Fair Market Value of the Stock on the Grant Date; PROVIDED, HOWEVER, that the Grant Date of the first grants of Nonqualified Stock Options to nonemployee directors under this Plan shall be the fifth trading day after the NextLevel Systems Distribution Date (as defined in the Benefits Agreement). Each Nonqualified Stock Option granted to a nonemployee director will become exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date, and will have a term of ten years. If a nonemployee director ceases to serve as a director of the Company for any reason, any Nonqualified Stock Option granted to such nonemployee director shall be exercisable during its remaining term, to the extent that such Nonqualified Stock Option was exercisable on the date such nonemployee director ceased to be a director.

    (C) GRANT OF INCENTIVE STOCK OPTIONS. At the time of the grant of any Option, the Committee may designate that such Option shall be an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

        (i) shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

        (ii) shall have a term of not more than ten years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

       (iii) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

        (iv) shall, if, with respect to any grant, the aggregate Fair Market Value of Stock (determined on the Grant Date) of all Incentive Stock Options previously granted under the Plan and any Other Plans ("Prior Grants") and any Incentive Stock Options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

           (A) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would be, when added to any portions of any Prior Grants exercisable for the first time by the Grantee during such calendar year with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

           (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of Article 6(c)(iv)(A) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant;

        (v) shall be granted within ten years from the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company; and

        (vi) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within ten days of such disposition.

    (D) GRANT OF SHARES OF RESTRICTED STOCK

        (i) The Committee may, in its discretion, grant shares of restricted Stock to any employee eligible under Article 5 to receive Awards.

        (ii) Before the grant of any shares of restricted Stock, the Committee shall determine, in its discretion:

           (A) whether the certificates for such shares shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited,

           (B) the per share purchase price of such shares, which may be zero, PROVIDED, HOWEVER, that the per share purchase price of all such shares (other than treasury shares) shall not be less than the Minimum Consideration for each such share;

           (C) the restrictions applicable to such grant; and

           (D) whether the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such shares and shall be held by the Company for the account of the Grantee, whether such dividends shall be reinvested in additional shares of restricted Stock (to the extent shares are available under Article 3) subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued or otherwise reinvested in Stock or held in escrow, whether interest will be credited to the account of the Grantee with respect to any dividends which are not reinvested in restricted or unrestricted Stock, and whether any Stock dividends issued with respect to the restricted Stock to be granted shall be treated as additional shares of restricted Stock.

       (iii) Payment of the purchase price (if greater than zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than ten days after the Grant Date for such shares. Such payment may be made, as determined by the Committee in its discretion, in any one or any combination of the following:

           (A) cash, or

           (B) with the prior approval of the Committee, shares of restricted or unrestricted Stock owned by the Grantee prior to such grant and valued at its Fair Market Value on the business day immediately preceding the date of payment;

       PROVIDED, HOWEVER, that, in the case of payment in shares of restricted or unrestricted Stock, if the purchase price for restricted Stock ("New Restricted Stock") is paid with shares of restricted Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

        (iv) The Committee may, but need not, provide that all or any portion of a Grantee's Award of restricted Stock shall be forfeited

           (A) except as otherwise specified in the Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date, or

           (B) if the Company or the Grantee does not achieve specified performance goals within a specified time period after the Grant Date and before the Grantee's Termination of Employment, or

           (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

        (v) If a share of restricted Stock is forfeited, then

           (A) the Grantee shall be deemed to have resold such share of restricted Stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

           (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence, if not zero, as soon as is administratively practicable, but in any case within 90 days after forfeiture; and

           (C) such share of restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee, or the date the restricted Stock is forfeited if no purchase price was paid for the restricted Stock.

        (vi) Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

    (E) GRANT OF STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights to any employee eligible under Article 5 to receive Awards. When granted, stock appreciation rights may, but need not, be identified with shares of Stock subject to a specific Option awarded to the Grantee (including any Option granted on or before the Grant Date of the stock appreciation rights) in a number equal to or different from the number of stock appreciation rights so granted. If stock appreciation rights are identified with shares of Stock subject to an Option then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated stock appreciation rights shall terminate upon the exercise, expiration, termination, forfeiture, or cancellation of such Option.

    (F) GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES.

        (i) The Committee may, in its discretion, grant performance units or performance shares to any employee eligible under Article 5 to receive Awards.

        (ii) Before the grant of any performance unit or performance share, the Committee shall:

           (A) determine performance goals applicable to such grant,

           (B) designate a period, of not less than one year nor more than five years, for the measurement of the extent to which performance goals are attained (the "Measuring Period"), and

           (C) assign a "Performance Percentage" to each level of attainment of performance goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to optimum attainment to be determined by the Committee from time to time.

       (iii) In establishing performance goals, the Committee may consider such performance factor or factors as it deems appropriate, including, without limitation, net income, growth in net income, earnings per share, growth of earnings per share, return on equity, or return on capital. The Committee may, at any time, in its discretion, modify performance goals in order to facilitate their attainment for any reason, including, but not limited to, recognition of unusual or nonrecurring events affecting the Company or a Subsidiary, or changes in applicable laws, regulations or accounting principles. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a performance period, the Committee may adjust or eliminate the performance goals as it deems appropriate.

    (G) GRANT OF PHANTOM STOCK. The Committee may, in its discretion, grant shares of phantom stock to any employee who is eligible under Article 5 to receive Awards and is employed outside the United States.

Such phantom stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Award Agreement.

    (H) GRANT OF DIRECTOR'S SHARES. There shall be granted Director's Shares with respect to 1,000 shares of Stock to each nonemployee director of the Company (other than a nonemployee director who is a general partner of any of the Forstmann Little Companies or any of their affiliates) upon his or her initial election to the Board. Director's Shares shall be fully vested and transferable upon issuance.

    (I) TANDEM AWARDS. The Committee may grant and identify any Award with any other Award granted under the Plan ("Tandem Award"), other than a Substitute Option or a Spin-off Option, on terms and conditions determined by the Committee.

7. NON-TRANSFERABILITY

    Unless set forth in the applicable Award Agreement, no Award (other than an Award of restricted Stock) granted hereunder shall by its terms be assignable or transferable except by will or the laws of descent and distribution or, in the case of an Option other than an ISO, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). An Option may be exercised during the lifetime of a Grantee only by the Grantee or his or her guardian or legal representatives. The terms of an Award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable.

8. EXERCISE.

    (A) EXERCISE OF OPTIONS. Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, each Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such Option; PROVIDED, HOWEVER, that all Options held by each Grantee shall become fully (100%) exercisable upon the occurrence of a Change of Control regardless of whether the acceleration of the exercisability of such Options would cause such Options to lose their eligibility for treatment as Incentive Stock Options. Notwithstanding the foregoing, Options may not be exercised by a Grantee for twelve months following a hardship distribution to the Grantee, to the extent such exercise is prohibited under Treasury Regulation Section1.401(k)-1(d)(2)(iv)(B)(4). Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock or restricted Stock subject to the Option. The Option Price of any shares of Stock or restricted Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may be made, as determined by the Committee in its discretion with respect to Options granted to eligible employees and in all cases with respect to Options granted to nonemployee directors pursuant to Article 6(b)(ii), in any one or any combination of the following:

        (i) cash,

        (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the exercise of the Option and valued at its Fair Market Value on the last business day immediately preceding the date of exercise, or

       (iii) through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

    If restricted Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock, then a number of shares of Stock acquired on exercise of the Option equal to the number of shares of Tendered Restricted Stock shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the Option. If the Option Price for restricted Stock is paid with Tendered Restricted Stock, and if the Committee determines that the restricted Stock acquired on exercise of the

Option shall be subject to restrictions ("Greater Restrictions") that cause it to have a greater risk of forfeiture than the Tendered Restricted Stock, then notwithstanding the preceding sentence, all the restricted Stock acquired on exercise of the Option shall be subject to such Greater Restrictions.

    Shares of unrestricted Stock acquired by a Grantee on exercise of an Option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

    (B) EXERCISE OF STOCK APPRECIATION RIGHTS. Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, each stock appreciation right shall be exercisable not earlier than the first anniversary of the Grant Date of such stock appreciation right and, if such stock appreciation right is identified with an Option, to the extent such Option may be exercised, unless otherwise provided by the Committee. Stock appreciation rights shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of stock appreciation rights.

    Unless otherwise provided in the applicable Award Agreement, the exercise of stock appreciation rights which are identified with shares subject to an Option shall result in the forfeiture of such Option to the extent of such exercise.

    The benefit for each stock appreciation right exercised shall be equal to the excess, if any, of

        (i) the Fair Market Value of a share of Stock on the date of such exercise, over

        (ii) an amount equal to

           (A) in the case of a stock appreciation right identified with a share of Stock subject to an Option, the Option Price of such Option, unless the Committee in the grant of the stock appreciation right specified a higher amount, or

           (B) in the case of any other stock appreciation right, the Fair Market Value of a share of Stock on the Grant Date of such stock appreciation right, unless the Committee in the grant of the stock appreciation right specified a higher amount;

provided that the Committee, in its discretion, may provide that the benefit for any stock appreciation right shall not exceed a maximum amount (I.E., a cap) set by Committee, which cap may be expressed as (i) a percentage of the excess amount described above (not to exceed 100%), (ii) a percentage of the Fair Market Value of a share of Stock on the Grant Date of the stock appreciation right, or (iii) a fixed dollar amount. The benefit upon the exercise of a stock appreciation right shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Grantee or credited to a brokerage account specified by the Grantee.

    (C) EXERCISE OF PERFORMANCE UNITS.

        (i) Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if, with respect to any performance unit, the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be deemed exercised on the date on which it first becomes exercisable.

        (ii) The benefit for each performance unit exercised shall be an amount equal to the product of

           (A) the Unit Value (as defined below), multiplied by

           (B) the Performance Percentage attained during the Measuring Period for such performance unit.

       (iii) The Unit Value shall be, as specified by the Committee,

           (A) a dollar amount,

           (B) an amount equal to the Fair Market Value of a share of Stock on the Grant Date,

           (C) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit, plus, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the Fair Market Value of the number of shares of Stock that would have been purchased if each dividend paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock at a purchase price equal to its Fair Market Value on the respective dividend payment date, or

           (D) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the performance unit.

        (iv) The benefit upon the exercise of a performance unit shall be payable as soon as is administratively practicable (but in any event within 90 days) after the later of (A) the date the Grantee is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Grantee or credited to a brokerage account specified by the Grantee. The number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

    (D) PAYMENT OF PERFORMANCE SHARES. Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if the minimum performance goals specified by the Committee with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award (or, at the request of the Grantee, deliver to a brokerage account specified by the Grantee) shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Article 8(d) shall be made as soon as administratively practicable (but in any event within 90 days) after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

    (E) PAYMENT OF PHANTOM STOCK AWARDS. Upon the vesting of a phantom stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of phantom stock which shall be equal to the Fair Market Value of a share of Stock as of the date the phantom stock Award was granted, or such other date as determined by the Committee at the time the phantom stock Award was granted. The Committee may, at the time a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock.

    (F) EXERCISE, CANCELLATION, EXPIRATION OR FORFEITURE OF TANDEM AWARDS. Upon the exercise, cancellation, expiration, forfeiture or payment in respect of any Award which is identified with any Tandem Award pursuant to Article 6(i), the Tandem Award shall automatically terminate to the extent of the number of shares in respect of which the Award is so exercised, canceled, expired, forfeited or paid, unless otherwise provided by the Committee at the time of grant of the Tandem Award or thereafter.

9. SPIN-OFF AND SUBSTITUTE OPTIONS

    Spin-off Options and Substitute Options shall be issued under this Plan pursuant to and in accordance with the terms of the Benefits Agreement. Spin-off Options and Substitute Options shall be governed by the terms of the Plan to the extent that the terms of the Plan do not conflict with the terms of the agreements evidencing the Spin-off Options and Substitute Options.

10. EFFECT OF CERTAIN TRANSACTIONS

    With respect to any Award which relates to Stock, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms and each Grantee shall be entitled to receive in respect of each share of Stock subject to any outstanding Awards, upon the vesting, payment or exercise of the Award (as the case may be), the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share of Stock.

11. MANDATORY WITHHOLDING TAXES

    The Company shall have the right to deduct from any distribution of cash to any Grantee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Award. If a Grantee is to experience a taxable event in connection with the receipt of shares pursuant to an Option exercise or the vesting or payment of another type of Award (a "Taxable Event"), the Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such shares or payment of such Award. Payment of the applicable Withholding Taxes may be made, as determined by the Committee in its discretion, in any one or any combination of (i) cash, (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the Taxable Event and valued at its Fair Market Value on the business day immediately preceding the date of exercise, or (iii) by making a Tax Election (as described below). For purposes of this Article 11, a Grantee may make a written election, which may be accepted or rejected at the discretion of the Committee (the "Tax Election"), to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

12. TERMINATION OF EMPLOYMENT

    The Award Agreement pertaining to each Award (other than Options granted to nonemployee directors pursuant to Article 6(b)(ii)) shall set forth the terms and conditions applicable to such Award upon a Termination of Employment of the Grantee by the Company, a Subsidiary or an operating division or unit, as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

13. SECURITIES LAW MATTERS

(A) If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

(B) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of
    (i) federal or state securities law or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

(C) Notwithstanding any provision of the Plan or any Award Agreement to the contrary, no shares of Stock shall be issued to any Grantee in respect of any Award prior to the time a registration statement under the Securities Act of 1933 is effective with respect to such shares.

14. NO FUNDING REQUIRED

    Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

15. NO EMPLOYMENT RIGHTS

    Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

16. RIGHTS AS A STOCKHOLDER

    A Grantee shall not, by reason of any Award (other than restricted Stock), have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan.

17. NATURE OF PAYMENTS

    Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

18. NON-UNIFORM DETERMINATIONS

    Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of Terminations of Employment.

19. ADJUSTMENTS

    In the event of Change in Capitalization, the Committee shall, in its sole discretion, make equitable adjustment of

    (A) the aggregate number and class of shares of Stock or other stock or securities available under Article 3,

    (B) the number and class of shares of Stock or other stock or securities covered by an Award and to be covered by Options granted to nonemployee directors pursuant to Article 6(b)(ii),

    (C) the Option Price applicable to outstanding Options,

    (D) the terms of performance unit and performance share grants, and

    (E) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of stock appreciation rights, performance units, performance shares or phantom stock.

20. AMENDMENT OF THE PLAN

    The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to retain Incentive Stock Option treatment under Section 422 of the Internal Revenue Code, (b) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act or (c) under the listing requirements of any securities exchange on which any of the Company's equity securities are listed; PROVIDED, HOWEVER, that the provisions of Article 6(b)(ii) may not be amended more than once every six months if any such amendment would cause the Options granted or to be granted thereunder to be deemed not to be granted under a "formula plan" for purposes of Rule 16b-3.

21. TERMINATION OF THE PLAN

    The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

22. NO ILLEGAL TRANSACTIONS

    The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

23. GOVERNING LAW

    Except where preempted by federal law, the law of the State of Delaware shall be controlling in all matters relating to the Plan, without giving effect to the conflicts of law principles thereof.

24. SEVERABILITY

    If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

                                                                         ANNEX B

                         GENERAL INSTRUMENT CORPORATION
                             ANNUAL INCENTIVE PLAN

                         GENERAL INSTRUMENT CORPORATION

                             ANNUAL INCENTIVE PLAN

1. PURPOSE

    The purpose of the Annual Incentive Plan (the "Plan") is to enhance General Instrument Corporation's ability to attract, reward, and retain employees, to strengthen employee commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional variable compensation, based on the achievement of performance objectives, to employees who do not participate in a sales incentive plan or other similar plan of the Company. To this end, the Plan provides a means of annually rewarding participants based on the performance of the Company and its Business Units and, where appropriate, on their own personal performance.

2. DEFINITIONS

    "Award" shall mean the incentive award earned by a Participant under the Plan for any Performance Period.

    "Base Salary" shall mean the Participant's base salary earned in a Performance Period. Base Salary does not include Awards under this Plan or any other short term or long term incentive plan; imputed income from such programs as group-term life insurance; or non-recurring earnings, such as moving expenses, and is based on salary earnings before reductions for such items as deferrals under Company-sponsored deferred compensation plans, contributions under Section 401(k) of the Code, and contributions to flexible spending accounts under Section 125 of the Code.

    "Beneficial Owner," "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

    "Business Unit" shall mean either the Company, a strategic business unit, central function, regional group or other unit of classification, as specified by the Committee or the CEO, as applicable.

    "CEO" shall mean the Chief Executive Officer of the Company.

    "Change of Control" means, any of the following:

    (i) the acquisition by any Person other than Instrument Partners or Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-IV or any of their affiliates (collectively, the "Forstmann Little Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning (A) 33% or more of the combined Voting Power of General Instrument's then outstanding Voting Securities and (B) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Forstmann Little Companies; PROVIDED, HOWEVER, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the Voting Securities directly from General Instrument; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of General Instrument's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by General Instrument or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by General Instrument or any Subsidiary and (y) after such acquisition by General Instrument or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is General Instrument or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by General Instrument (a "Controlled Entity"); or
(5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

    (ii) the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board") ceasing for any reason to constitute at least two-thirds of the Board; PROVIDED, HOWEVER, that if either the election of any new director or the nomination for election of any new director by General Instrument's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

    (iii) approval by stockholders of General Instrument of:

        (A) a merger, consolidation or reorganization involving General Instrument (a "Business Combination"), unless:

           (1) the stockholders of General Instrument, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

           (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

           (3) no Person (other than General Instrument or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by General Instrument, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of clauses (1), (2) and (3) of this subparagraph (A) shall be referred to as a "Non-Control Transaction");

        (B) a complete liquidation or dissolution of General Instrument; or

        (C) the sale or other disposition of all or substantially all of the assets of General Instrument (other than a transfer to a Controlled Entity).

    Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by General Instrument or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of General Instrument in the same proportion as their ownership of stock in General Instrument immediately prior to such acquisition.

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    "Committee" shall mean the Compensation Committee of the Board. The Committee shall consist of two or more persons appointed by the Board, all of whom shall be "outside directors" as defined under Section 162(m) of the Code and related Treasury regulations.

    "Company" shall mean General Instrument and any Subsidiary which is authorized by the Board to adopt the Plan and cover its Employees and whose designation as such has become effective upon acceptance of such status by the board of directors of the Subsidiary. A Subsidiary, with the permission of the Committee, may alter the manner in which Awards are determined under the Plan by so specifying the modifications in its acceptance of the terms of the Plan and may revoke its acceptance of such designation at any time, but until such acceptance has been revoked, all the provisions of the Plan and amendments thereto (except to the extent modified as specified above) shall apply to the Employees of the Subsidiary. In the event the designation is revoked by the board of directors of the Subsidiary, the Plan shall be deemed terminated only with respect to such Subsidiary.

    "Disability" shall mean total disability, as provided in the Company's long-term disability plan.

    "Effective Date" shall mean February 18, 1998.

    "Employee" shall mean any individual employed by the Company or any of its Subsidiaries on a regular full-time (regular schedule equal to or greater than 32 hours per week) basis, other than an individual employed by the Company pursuant to a collective bargaining agreement unless such agreement specifically provides for participation in the Plan. Individuals employed by the Company in a casual or temporary capacity (i.e., those hired for a specific job of limited duration), individuals characterized as "leased employees," within the meaning of Section 414 of the Code, or individuals characterized by the Company as "independent contractors" with whom the Company has entered into a contract, no matter how characterized by the Internal Revenue Service, other governmental agency or a court, shall not be considered "Employees" for the purposes of the Plan. Any change of characterization of an individual shall take effect on the actual date of such change without regard to any retroactive recharacterization.

    "General Instrument" shall mean General Instrument Corporation, a Delaware corporation, and its successors and assigns.

    "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

    "Officer" shall mean an officer of the Company elected by the Board.

    "Operational Target Award Earned," for any Performance Period, shall mean the percentage based on the achievement of the Operational Targets as determined in accordance with Section 5 of the Plan.

    "Operational Targets," for any Performance Period, shall mean the financial performance of the Company or a Business Unit, as specified by the Committee or the CEO, as applicable, as to stock price, earnings per share, net earnings, operating income, return on assets, net capital employed, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more Company or Business Units objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, customer satisfaction goals, product development goals, or goals relating to acquisitions or divestitures. In setting the Operational Targets pursuant to Section 5, the Committee or the CEO shall use objectively determinable Operational Targets based on the foregoing criteria. To the extent applicable, any such Operational Target shall be determined in accordance with generally accepted accounting principles and reported upon by the Company's independent accountants. The Operational Targets established by the Committee or the CEO may be (but need not be) different each Performance Period and different Operational Targets may be applicable to different Participants.

    "Participant," for any Performance Period, shall mean an Employee who satisfies the requirements for eligibility in Section 3 of the Plan.

    "Performance Period" shall mean the fiscal year of the Company or any other period designated by the CEO or the Committee, as applicable, with respect to which an Award is earned.

    "Person" shall mean a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

    "Personal Performance Percentage," with respect to Participants other than the CEO for any Performance Period, shall mean the percentage, between 80% and 120%, based on the Employees' overall personal performance during that Performance Period, as determined in accordance with Section 5 of the Plan.

    "Plan" shall mean this General Instrument Corporation Annual Incentive Plan, as from time to time amended and in effect.

    "Retirement" shall mean retirement at or after the early retirement age set forth in the primary retirement plan covering the Participant. In the event a Participant participates in more than one retirement plan, the CEO shall designate one such plan as the Participant's primary retirement plan.

    "Subsidiary" shall mean a corporation as defined in Section 424(f) of the Code, with General Instrument being treated as the employer corporation for purposes of this definition.

    "Target Award Percentage" for any Participant with respect to any Performance Period, shall mean the percentage of the Participant's Base Salary (determined at the beginning of the Performance Period for the CEO) that the Participant would earn as an Award for that Performance Period if each of the Operational Target Award Earned and Personal Performance Percentage (if applicable) for that Performance Period is 100%, and shall be determined by the Committee with respect to Officers who are Participants and the CEO with respect to all other Participants, based on the Participant's responsibility level or the position or positions held during the Performance Period; PROVIDED, HOWEVER, that if any Participant other than an Officer held more than one position during the Performance Period, then the CEO may designate different Target Award Percentages with respect to each position and the Award will be pro-rated to reflect (to the nearest semi-monthly increment) the period during which such Participant had each Target Award Percentage.

    "Voting Power" shall mean the combined voting power of the then outstanding Voting Securities.

    "Voting Securities" shall mean, with respect to General Instrument, any securities issued by General Instrument which generally entitle the holder thereof to vote for the election of members of the Board.

3. ELIGIBILITY

    Subject to the limitations contained in this Section 3, all Employees of the Company are eligible to participate in the Plan. To be eligible to receive an Award with respect to any Performance Period, an Employee shall have had at least three months active service during such Performance Period and (except as provided in Sections 7 and 8) be actively employed by the Company on the Award payment date.

    Employees shall participate in only one annual incentive plan or sales incentive plan for any specific period in time. An individual may participate in this Plan and another plan sequentially during any Performance Period because of promotion or reassignment, provided that participation in each such plan is prorated to reflect (to the nearest semi-monthly increment) the period during which he or she participated in each plan.

4. ADMINISTRATION

    The administration of the Plan shall be consistent with the purpose and the terms of the Plan. The Plan shall be administered by the Committee with respect to Officers who are Participants and by the CEO with respect to all other Participants. The Committee and the CEO, as the case may be, shall have full authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine each Participant's Target Award Percentage, to approve all of the Awards, to decide the facts in any case arising under the Plan and to make all other determinations, including factual determinations, and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate; PROVIDED, HOWEVER, that only the Committee shall have authority to amend or terminate the Plan and the Committee shall not be authorized to increase the amount of the Award payable to the CEO that would otherwise be payable pursuant to the terms of the Plan. All powers of the Committee or the CEO, as applicable, shall be executed in its or his or her sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals. The Committee's and the CEO's administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company and all employees of the Company, including, the Participants and their respective beneficiaries.

5. DETERMINATION OF AWARDS

    Prior to, or as soon as practicable following but in any event no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or, with respect to the CEO, such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code, the Committee with respect to the Officers and the CEO with respect to all other Employees shall determine the Officers and Employees who shall be Participants during that Performance Period and determine each Participant's Target Award Percentage each of which shall be listed on a schedule attached to the Plan as Exhibit A. The Operational Targets of the CEO for each Performance Period shall satisfy the requirements for "qualified performance-based compensation" under Section 162(m) of the Code, including the requirement that the achievement of the Operational Targets be substantially uncertain at the time they are established and that the Operational Targets be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Operational Targets Goals have been met. The Company, on the basis of the decisions of the Committee and the CEO, as applicable, shall prepare the schedules, which will be treated as part of the Plan for that Performance Period, setting forth (x) the Participants during that Performance Period (which may be amended during the Performance Period for new Participants), (y) each Participant's Target Award Percentage for that Performance Period, and (z) the Operational Targets (and the allocations among the Operational Targets) for that Performance Period. The Company shall notify each Participant of his or her Target Award Percentage and the applicable Operational Targets for the Performance Period.

    Generally, a Participant earns an Award for a Performance Period based on the Company's and his or her Business Unit's achievement of Operational Targets. The portion of Awards based on Company or Business Unit, as applicable, performance will only be earned if the Company or Business Unit, as applicable, achieves at least the minimum percentage specified by the Committee or CEO, as applicable, of the Operational Target set for that Performance Period. The Awards for any Performance Period may also be increased above the Target Award Percentage for achievement in excess of the Operational Targets for that Performance Period, as specified by the Committee or CEO, as applicable, at the time the Operational Targets and the Target Award Percentages are set by the Committee or CEO, as applicable, for that Performance Period. The Awards of each Participant (other than the CEO) may be adjusted by the CEO, or with respect to Officers by the Committee, (upward or downward) based upon the CEO's or the Committee's, as applicable, determination of a Participant's Personal Performance Percentage for that Performance Period. The Committee is authorized to reduce the amount of the Award payable to the CEO (but not by more than one-third) for any Performance Period based upon its assessment of personal performance but not to increase the Award beyond that yielded by the Operational Target Award Earned for the CEO.

    The maximum Award any Participant (other than the CEO) may receive for any Performance Period is 150% of the Participant's Base Salary for that Performance Period. The maximum award the CEO may receive for any Performance Period is $1.5 million.

6. CHANGES TO THE TARGET

    The CEO, with respect to all Participants who are not Officers, may at any time prior to the final determination of Awards change the Target Award Percentage of any Participant or assign a different Target Award Percentage to a Participant to reflect any change in the Participant's responsibility level or position during the course of the Performance Period. In addition, the CEO, with respect to all Participants who are not Officers, and the Committee, with respect to Officers but, with respect to the CEO, only to the extent consistent with the requirements of Section 162(m) of the Code permitting a federal income tax deduction for Awards to the CEO, may at any time prior to the financial determination of Awards change the performance measures or Operational Targets to reflect a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, separation, reorganization or partial or complete liquidation, or to equitably reflect the occurrence of any extraordinary event, any change in applicable accounting rules or principles, any change in the Company's method of accounting, any change in applicable law, any change due to any merger, consolidation, acquisition, reorganization, stock split, stock dividend, combination of shares or other changes in the Company's corporate structure or shares, or any other change of a similar nature.

7. PAYMENT OF AWARDS

    The Committee shall certify and announce the Awards that will be paid by the Company to each Officer as soon as practicable following the final determination of the Company's financial results for the relevant Performance Period. Subject to the provisions of Section 8, payment of the Awards certified by the Committee shall normally be made, in a single lump sum cash payment as soon as practicable following the close of such Performance Period but in any event within 120 days after the close of the Performance Period. In the case of all other Participants, as soon as practicable after the close of a Performance Period, the CEO shall review the Business Units' financial performance against the Operational Targets for that Performance Period and, subject to the provisions of Section 8 of the Plan, each Award to the extent earned shall be paid in a single lump sum cash payment as soon as practicable after the close of the Performance Period, but no later than March 31 following the close of the Performance Period. Participants in the Plan who are eligible to participate in the General Instrument Corporation Savings Plan (the "Savings Plan") and who are not a "highly compensated employee" within the meaning of Section 414(q) of the Code may, in lieu of receiving payment of the Award in cash, elect to contribute 50% or 100% of any Award to the Savings Plan for the Performance year in which the Award is earned as a pre-tax non-matched contribution, to the extent such contribution is permitted in accordance with the terms of such plan. Participants in the Plan who are eligible to participate in the General Instrument Corporation Deferred Compensation Plan shall be permitted to forego all or a portion of their respective Awards to the extent deferrals are permitted in accordance with the terms of such plan.

    If a Change of Control occurs prior to the end of a Performance Period, the Company shall, within 60 days thereafter, pay to each Participant in the Plan immediately prior to the Change of Control (regardless of whether the Participant remains employed after the Change of Control) an Award which is calculated assuming that the Operational Targets were achieved at the 100% level (without regard to any other factors such as personal performance) and such Award shall be based on Base Salary earned to the date of the Change of Control.

8. LIMITATIONS ON RIGHTS TO PAYMENT OF AWARDS

    No Participant shall have any right to receive payment of an Award under the Plan for a Performance Period unless the Participant remains in the employ of the Company through the payment date of the

Award for such Performance Period, except as provided in the last paragraph of
Section 7 of the Plan. However, if the Participant has active service with the Company for at least three months during any Performance Period but, prior to payment of the Award for such Performance Period, a Participant's employment with the Company terminates due to the Participant's death, Disability or Retirement, such Participant (or, in the event of the Participant's death, the Participant's estate, beneficiary or beneficiaries as determined under Section 9 of the Plan) shall remain eligible to receive a prorated portion of any earned Award, based on the number of days that the Participant was actively employed and performed services during such Performance Period.

9. DESIGNATION OF BENEFICIARY

    A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant's death prior to full payment of any Award hereunder, shall receive payment of any Award due under the Plan. Such designation shall be made by the Participant on a form prescribed by the CEO. The Participant may, at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Company. If the Participant does not designate a beneficiary or the beneficiary dies prior to receiving any payment of an Award, Awards payable under the Plan shall be paid to the Participant's estate.

10. AMENDMENTS

    The Committee may at any time amend (in whole or in part) this Plan; PROVIDED, HOWEVER, that the Committee shall not amend the Plan without stockholder approval if such approval is required by Section 162(m) of the Code. No such amendment which adversely affects any Participant's rights to or interest in an Award earned prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto.

11. TERMINATION

    The Committee may terminate this Plan (in whole or in part) at any time. In the case of such termination of the Plan, the following provisions of this
Section 11 shall apply notwithstanding any other provisions of the Plan to the contrary:

    (i) The Committee shall promulgate administrative rules applicable to Plan termination, pursuant to which each affected Participant (other than an Officer) shall receive, with respect to each Performance Period which has commenced on or prior to the effective date of the Plan termination (the "Termination Date") and for which the Award has not yet been paid, the amount described in such rules and each Officer shall receive an amount equal to the amount the Award would have been had the Plan not been terminated (prorated for the Performance Period in which the Termination Date occurred), subject to reduction in the discretion of the Committee.

    (ii) Each Award payable under this Section 11 shall be paid as soon as practicable, but in no event later than 120 days after the Termination Date.

12. MISCELLANEOUS PROVISIONS

    (a) This Plan is not a contract between the Company and the Employees or the Participants. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Employee or any Participant any right to be retained in the employ of the Company or any of its Subsidiaries. The Company is under no obligation to continue the Plan.

    (b) A Participant's right and interest under the Plan may not be assigned or transferred, except as provided in Section 8 of the Plan, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards with respect to the Participant.

    (c) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

    (d) The Company shall have the right to deduct from Awards paid any taxes or other amounts required by law to be withheld.

    (e) Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Company or to remove the individual from the employment of the Company at any time, all of which rights and powers are expressly reserved.

    (f) It is the intent of the Company that the Plan and Awards under the Plan for the CEO comply with the applicable provisions of Section 162(m) of the Code. To the extent that any legal requirement of Section 162(m) of the Code as set forth in the Plan ceases to be required under Section 162(m) of the Code, that Plan provision shall cease to apply.

    (g) The validity, construction, interpretation and effect of the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.

                  GENERAL INSTRUMENT CORPORATION
           PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD MAY 27, 1998


     The undersigned hereby authorizes and directs State Street Bank and Trust, as Special Fiduciary (the "Special Fiduciary") of the NextLevel Systems (Puerto Rico), Inc. Savings Plan (the "Plan") to direct Banco Santander Puerto Rico, as Trustee (the "Trustee") of the Plan, to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania, on May 27, 1998 at 9:30 a.m., local time, and at any adjournment thereof, all shares of Common Stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with the discretion of the Special Fiduciary on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 7, 1998.

     THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE, AS DIRECTED BY THE SPECIAL FIDUCIARY, IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.                                               ------------
                                                                 |See Reverse|
     (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)       |    Side   |
                                                                 -------------

                                                        Please mark  -----
                                                       your votes as  | X |
                                                       indicated in  -----
                                                       this example

The Board of Directors recommends that stockholders vote
FOR Proposals One, Two, Three and Four.

                                              For all         WITHHOLD
                                              nominees        AUTHORITY
                                            listed below    to vote for all
                                             (except as        nominees
                                            marked to the     listed below
                                             contrary)
PROPOSAL ONE To elect two Class I directors   /   /            /   /
for terms expiring at the 2001 Annual Meeting of Stockholders.

NOMINEES: EDWARD D. BREEN AND ALEX J. MANDL.

(INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

                                                         FOR   AGAINST  ABSTAIN
PROPOSAL TWO: To approve the Company's 1997              / /    / /      / /
Amended and Restated Long-Term Incentive Plan.

                                                         FOR   AGAINST  ABSTAIN
PROPOSAL THREE: To approve the Company's                 / /    / /      / /
Annual Incentive Plan.

                                                         FOR   AGAINST  ABSTAIN
PROPOSAL FOUR: To ratify the appointment by the          / /    / /      / /
Board of Directors of the Company of Deloitte &
Touche LLP as independent auditor for the Company for the 1998 fiscal year.



Signature(s):_____________________________________       Dated:_________, 1998
Note: Please sign as name appears hereon. Joint owners should each sign. When acting as attorney, executor, administrator, trustee or guardian, please give full title as such.

              GENERAL INSTRUMENT CORPORATION
          PROXY SOLICITED BY THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD MAY 27, 1998

     The undersigned hereby authorizes and directs State Street Bank and Trust, as Special Fiduciary (the "Special Fiduciary") of the General Instrument Corporation Savings Plan (the "Plan"), to direct Vanguard Fiduciary Trust Company, as Trustee (the "Trustee") of the Plan, to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania, on May 27, 1998 at 9:30 a.m., local time, and at any adjournment thereof, all shares of Common Stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with the discretion of the Special Fiduciary on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 7, 1998.

     THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE, AS DIRECTED BY THE SPECIAL FIDUCIARY, IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

           (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                                  See Reverse
                                                                      Side

                                                               Please mark
                                                              your votes as  X
                                                               indicated in
                                                               this example


The Board of Directors recommends that stockholders vote FOR Proposals One, Two, Three and Four.

                                              For all        WITHHOLD
                                              nominees       AUTHORITY
                                              listed below   to vote for
                                              (except as     all nominees
                                              marked to the  listed below.
                                              contrary)
PROPOSAL ONE: To elect two Class I
directors for terms expiring at the 2001          / /           / /
Annual Meeting of Stockholders.

NOMINEES: EDWARD D. BREEN AND ALEX J. MANDL.

(INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
NOMINEE'S NAME.)

PROPOSAL TWO: To approve the Company's 1997      FOR    AGAINST  ABSTAIN
Amended and Restated Long-Term Incentive Plan.   / /      / /      / /

PROPOSAL THREE: To approve the Company's         FOR    AGAINST  ABSTAIN
Annual Incentive Plan.                           / /      / /      / /


PROPOSAL FOUR: To ratify the appointment by
the Board of Directors of the Company of          FOR    AGAINST  ABSTAIN
Deloitte & Touche LLP as independent auditor     / /      / /      / /
for the Company for the 1998 fiscal year.



Signature(s):_______________________________________  Dated:_________, 1998
NOTE: Please sign as name appears hereon. Joint owners should each sign.
When acting as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         GENERAL INSTRUMENT CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 27, 1998

     The undersigned hereby appoints Keith A. Zar and Richard C. Smith and each or either of them his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania, on May 27, 1998 at 9:30 a.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 7, 1998.
If this proxy is returned without direction being given, this proxy will be voted FOR Proposals One, Two, Three and Four.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

           (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)
                                                           See Reverse Side

                                                               Please mark
                                                              your votes as /X/
                                                               indicated in
                                                               this example


The Board of Directors recommends that stockholders vote FOR Proposals One, Two, Three and Four.

                                              For all        WITHHOLD
                                              nominees       AUTHORITY
                                              listed below   to vote for
                                              (except as     all nominees
                                              marked to the  listed below.
                                              contrary)
PROPOSAL ONE: To elect two Class I
directors for terms ending at the 2001          / /           / /
Annual Meeting of Stockholders.

NOMINEES: EDWARD D. BREEN AND ALEX J. MANDL.

(INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
NOMINEE'S NAME.)

PROPOSAL TWO: To approve the Company's 1997      FOR    AGAINST  ABSTAIN
Amended And Restated Long-Term Incentive Plan.   / /      / /      / /

PROPOSAL THREE: To approve the Company's         FOR    AGAINST  ABSTAIN
Annual Incentive Plan.                           / /      / /      / /


PROPOSAL FOUR: To ratify the appointment by
the Board of Directors of the Company of          FOR    AGAINST  ABSTAIN
Deloitte & Touche LLP as independent auditor     / /      / /      / /
for the Company for the 1998 fiscal year.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.



Signature(s):_______________________________________  Dated:_________, 1998


Signature(s):_______________________________________  Dated:_________, 1998